PROSPECTUS

A&Q MULTI-STRATEGY FUND

Shares of Beneficial Interest
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Investment Objective.  A&Q Multi-Strategy Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers and the funds they operate.

The Fund commenced operations on March 29, 2011 and, as of May 31, 2015, had net assets of approximately $731.4 million.

 (continued on following page)

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Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk.  See "Risk Factors" beginning on page 29.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
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Total
Offering Amount(1)	$779,595,009
Sales Load(2)	$ 15,591,900
Proceeds to the Fund	$779,595,009(3)

______________ (1) Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.
(2)           Generally, the stated minimum initial investment in the Fund is $50,000, which minimum may be reduced for certain shareholders, but not below $25,000.  Shareholders purchasing Shares may be charged a sales load of up to 2%.  See "Plan of Distribution."

(3) The Fund paid offering expenses of approximately $240,200 from the proceeds of this offering.

UBS Financial Services Inc. acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through other brokers or dealers.  The Fund will sell Shares only to Qualified Investors (as defined herein).  Once a prospective investor's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account at The Bank of New York Mellon.  See "Plan of Distribution."

UBS Financial Services Inc. August 1, 2015

Investment Portfolio.  The Fund is commonly referred to as a "fund of funds."  It is a multi-strategy fund that seeks to achieve its investment objective primarily through the identification, selection and monitoring of a select group of alternative asset managers (the "Investment Managers") and the funds they operate that the Adviser (defined below) believes will produce attractive returns over time.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds").  The Fund seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.

Investment Adviser, Advisory Fee and Incentive Fee.  The Fund's investment adviser is UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser").  The Fund pays the Adviser a fee, computed and payable monthly, at an annual rate of 1.50% of the Fund's adjusted net assets determined as of the last day of each month.  The Fund also pays the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Fund's net profits, if any.

Risk; Restrictions on Transfer; No Trading Market.  Investing in the Fund's Shares involves a high degree of risk.  In particular:

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The Fund is an illiquid investment.  Before making your investment decision, you should consider, among other things, your liquidity needs.  While the Adviser expects that it will recommend to the Board of Trustees of the Fund that the Fund offer to repurchase Shares from shareholders on a quarterly basis, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

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The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  However, the amount of distributions that the Fund may pay, if any, is uncertain.

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The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as the net proceeds from the sale of Shares and borrowings.

Shares are subject to restrictions on transfer and do not trade in any public market.

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This prospectus (the "Prospectus") concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated August 1, 2015, has been filed with the SEC.  The SAI is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 86 of this Prospectus.  In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling (888) 793-8637.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).  The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	25

PRIVACY NOTICE	28

RISK FACTORS	29

USE OF PROCEEDS	59

INVESTMENT PROGRAM	60

MANAGEMENT OF THE FUND	68

SHAREHOLDER QUALIFICATIONS	71

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS	72

CALCULATION OF NET ASSET VALUE	75

DESCRIPTION OF SHARES	77

TAXES	78

PLAN OF DISTRIBUTION	83

GENERAL INFORMATION	85

TABLE OF CONTENTS OF THE SAI	86

APPENDIX A: FORM OF INVESTOR CERTIFICATE	A-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus (the "Prospectus") and in the Statement of Additional Information (the "SAI").

The Fund
A&Q Multi-Strategy Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company.  The Fund's investment adviser is UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser").  The Fund commenced operations on March 29, 2011 and, as of May 31, 2015, had net assets of approximately $731.4 million.

Investment Program
The Fund's investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.

The Fund is commonly referred to as a "fund of funds."  It is a multi-strategy fund that seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that the Adviser believes will produce attractive returns over time.  By diversifying the approach by which the Fund's assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.  The Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (the "Investment Funds").

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed and  the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk.  Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.  See "Risk Factors."

The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.  The Adviser will monitor correlations between Investment Managers and assess how these correlations may change in various market scenarios, especially in a stress environment.  The Adviser seeks to use a variety of Investment Managers that trade in diverse markets, utilize different trading strategies, construct varying types of portfolios and utilize leverage in a manner that is consistent with the risks embedded in their respective trading philosophies.

The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

Selection of Investment Managers
The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds.  The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.

The Adviser generally will follow certain general guidelines when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process.  The guidelines may be modified or eliminated at the discretion of the Adviser.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The selection guidelines currently used by the Adviser are as follows:

Filtering Investment Manager Candidates.  The Adviser will use a variety of information sources to identify prospective investments, including but not limited to databases, prime brokers, proprietary UBS resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the Investment Manager's Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to assess the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

Investment Strategies of Investment Managers
Investment Managers may employ various investment strategies, which can involve all types of equity and fixed income securities, currencies, loans, contracts or derivatives on such instruments.  The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.  The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage.  Accordingly, the Fund may not invest in all of the following strategies, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including activities not described herein.  The Fund's allocation to these strategies is not fixed and will likely not be equally weighted.

The following descriptions are summaries only and do not purport to be complete.  Investments according to the strategies identified below present significant risks.  See "Risk Factors" and "Investment Program—Investment Strategies of Investment Managers."

Equity Hedged

This strategy involves taking simultaneous long and short positions in certain equity securities, in an attempt to profit from directional movements in the securities.  Investment Managers use fundamental analysis to invest in publicly-traded equities and seek to generate alpha through superior security selection.  Through fundamental analysis, Investment Managers evaluate factors that may affect a security's value, such as macroeconomic trends, industry specific metrics and other qualitative and quantitative factors.  Investment Managers also may use derivative instruments to counter-balance perceived market risks to an equity portfolio, and often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of capital appreciation through individual stock selection.

Relative Value

Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons.  Several distinct relative value strategies are:  fixed-income arbitrage; convertible arbitrage; and mortgage- and asset-backed securities.

Fixed-income arbitrage strategies.  This strategy attempts to profit from price anomalies between related interest rate and currency instruments, and seek to deliver steady returns with low volatility.  To execute this strategy, an Investment Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security.  Investment Managers may focus on complex securities to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.  Fixed-income arbitrage can include, among others, interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage or a combination of each.

Convertible arbitrage strategies.  This strategy involves investing in the convertible securities of companies Investment Managers perceive to be undervalued from a fundamental or volatility perspective.  The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged to exploit price differentials.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-like instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.

Mortgage- and asset-backed securities.  This strategy typically emphasizes non-agency residential and commercial mortgage-backed securities (MBS), and other asset-backed securities (ABS) such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets.  The investment characteristics of these instruments differ from traditional debt securities.  Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time.

Merger Arbitrage/Event-Driven

This strategy attempts to capture the price spread between current market prices and the value of financial instruments upon successful completion of mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy.  Risk management and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize.  Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement.

Credit

Credit-based trading strategies typically focus on credit-sensitive securities, long and/or short, and generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets.  Generally, these types of investments are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes.  Investment Managers may also rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments.

Distressed Assets

This strategy primarily involves investing in the securities of companies that are in the midst of financial restructuring, balance sheet re-capitalization or are trading at stressed or distressed prices in anticipation of such an event.  These Investment Managers are expected to concentrate their investments in the debt of companies where the Investment Managers believe the price of a security or asset has declined to the point that underlying asset values limit downside risk and there is meaningful upside potential.  This strategy also includes opportunistic trading and investing in securities of high-yield securities, including below-investment grade debt or so-called "junk bonds."

Trading

Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research.  In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Managers may use either fundamental or quantitative models or a combination of both.  Examples include global macro strategies, discretionary strategies, systematic strategies and emerging markets strategies.

Global macro strategies.  This strategy has a broad mandate and involves trading in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets.  Investment Managers generally focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses.  Investments using these strategies may be either long or short, and may employ significant leverage.

Discretionary strategies.  This strategy involves constructing long and short market positions around fundamental macro-economic or technical views.  Investment Managers employing this strategy seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals.

Systematic strategies.  This strategy generally involves the trading of listed financial and commodity futures in interbank currency markets around the world.  Traders following this strategy tend to utilize sophisticated technical models to analyze price and market data in order to identify trading opportunities and trends across a broad range of markets.

Emerging markets strategies.  This strategy involves investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.  The liquidity and market capitalization of emerging markets is very limited and financial instruments tend to be correlated to each other.  Short-term capital flows can be volatile and can cause emerging markets to move together.  Most emerging market managers tend to have a long bias to equities.

Potential Benefits of Investing in the Fund
An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new shareholders or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on shareholders.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers.  By investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement.  The Adviser is a direct wholly-owned subsidiary of UBS AG ("UBS AG"), a Swiss bank.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management as of June 1, 2015 of approximately $34.4 billion.  See "Management of the Fund."

Advisory Fee
The Fund pays the Adviser a fee (the "Advisory Fee"), computed and payable monthly, at an annual rate of 1.50% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (defined below) accruals, if any, as of such date, and calculated before giving effect to any repurchase of beneficial shares in the Fund ("Shares") on such date.  The Advisory Fee is paid to the Manager out of the Fund's assets.  The Advisory fee is in addition to the asset-based fees charged by the Investment Funds, which generally are expected to approximate 1.5% of net assets.

Incentive Fee
The Fund pays the Adviser an incentive fee (the "Incentive Fee"), on a quarterly basis, at an annual rate of 5% of the Fund's net profits, if any.  For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including the Advisory Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in the event of withdrawals by shareholders.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of Incentive Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal quarter.  The Incentive Fee is in addition to the incentive fees or allocations charged by the unregistered Investment Funds, which generally are expected to approximate 20% of net profits.  See "Management of the Fund—Incentive Fee."

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value.  Accordingly, the repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines within the quarter.  Incentive Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Fund is higher than those paid by most other registered investment companies.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Other Fees and Expenses
BNY Mellon Investment Servicing (US) Inc., as fund administrator (the "Fund Administrator"), performs certain administration, accounting and shareholder services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund and certain of these other investment funds pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and reimburse certain of the Fund Administrator's expenses.

Shareholders purchasing Shares in the Fund may be charged a waivable sales load of up to 2% of the shareholder's investment.

The Fund bears all expenses incurred in the business of the Fund.  The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Borrowing
The Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, the Fund's Shares.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to a secured revolving line of credit agreement (the "Credit Agreement"), under which the Fund may borrow from time to time on a revolving basis at any time up to $92,000,000.

The Fund is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" and "—The Fund May Borrow Money."

Special Investment Techniques
To attempt to hedge against foreign currency risks, the Fund may use derivatives.  The Adviser believes that it will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts.  The Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.  The Fund's use of derivatives, as well as short sales, may trigger asset coverage or asset segregation requirements.  There can be no assurance that the Fund will engage in such techniques or that these techniques will be successful.  See "Risk Factors."

Shareholder Qualifications
Shares will be sold only to investors who are "qualified clients," as that term is defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  A "qualified client" means an individual or company (other than an investment company) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million (excluding the value of the prospective investor's primary residence), or that meets certain other qualification requirements.  Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Third Amended and Restated Agreement and Declaration of Trust, dated August 1, 2014 (the "Trust Agreement").  (The form of investor certificate (the "Investor Certificate") that you will be asked to sign is attached to this Prospectus as Appendix A.)  If your Investor Certificate is not received and accepted by the Fund's Distributor (as defined below), your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate.  If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void.  The Fund, in its discretion, may suspend applications for Shares at any time.  See "Shareholder Qualifications."

Shareholder Suitability
An investment in the Fund involves a considerable amount of risk.  You may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Shareholders have no right to require the Fund to redeem their Shares in the Fund.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

The Offering
The Fund commenced the public offering of Shares in April 2011, and has engaged in a continuous offering of Shares since that time.  The Fund has registered $779,595,009 of shares of beneficial interest (the "Shares") for sale under the registration statement to which this Prospectus relates.

The Fund is offering Shares through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the "Distributor").  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.  See "Plan of Distribution."

Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.  Each date on which Shares are delivered is referred to as a "Closing Date."  Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing account at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  An investor will not become a shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the stated minimum initial investment is Shares with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Distributor and the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.

Distribution Policy
The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund pays substantially all taxable net capital gain realized on investments to shareholders at least annually.  See "Taxes—Distributions to Shareholders."

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Shares (but not below zero).  Any such distributions that reduce the adjusted tax basis of your Shares represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Shares, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Shares or upon certain subsequent distributions in respect of such Shares.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

Distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certificate.  Thereafter, shareholders are free to change their election at any time by contacting the Fund Administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund Administrator and/or the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund.  In addition, with very limited exceptions, the Fund's Shares are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Repurchase of Shares
No shareholder will have the right to require the Fund to redeem the shareholder's Shares in the Fund.  The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  These repurchases will be made at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board") in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis.

In addition, in accordance with the Investment Company Act and the Trust Agreement, the Fund may repurchase, at any time, Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares.  See "Redemptions, Repurchases of Shares and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Shares."

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may:  (i) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares; (ii) extend the repurchase offer, if necessary, and increase the amount of Shares that the Fund is offering to purchase; (iii) repurchase a pro rata portion of the Shares tendered; or (iv) take any other action permitted by applicable law.  As a result, in any particular repurchase offer, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

Taxation
The Fund intends to qualify, and has elected to be treated, as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Shares.  A substantial portion of the Fund's distributions to its shareholders may be taxable as ordinary income and may not be eligible for the preferential tax rates applicable to "qualified dividend income."  The Fund will inform its shareholders of the amount and character of its distributions to shareholders.  See "Taxes" and, in the SAI, "Tax Aspects."

Tax-exempt shareholders generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, "look through" to the character of the income, assets and investments held by the Investment Funds.  Investment Funds, however, generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  (See "Taxes" and, in the SAI, "Tax Aspects.")

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

General Risks

	●	Shareholders may suffer a loss of capital.

●
The Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them.

●
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

●
The Fund is classified as a "non-diversified" investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

●
The Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify.  Investment Managers may not provide information sufficient for the Fund to ensure that it qualifies as a RIC under the Code.

●
The Adviser and the Investment Managers may have conflicts of interests that could interfere with their management of the Fund or the Investment Funds, respectively.  Investments made on behalf of other clients of the Adviser may restrict the Fund's ability to purchase or sell certain Investment Funds under applicable law.

Liquidity Risks

●
Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.  The Fund will be dissolved if the Shares of a shareholder requesting to tender its entire shareholding are not purchased within two years of the request.

●
Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund.  Under certain circumstances, some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date.  Additionally, some Investment Funds may suspend the redemption rights of their shareholders, including the Fund, from time to time.  As a result, the Fund's ability to provide liquidity to shareholders could be adversely affected.

●
Many of the Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Managers and Adviser, and the price at which purchases and repurchases of Shares are made.

	●	The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability.

●
Investment Managers may invest without limitation in restricted and illiquid securities.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

	●	The Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

●
Investment Funds generally are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund, but the Adviser may not be able to timely dispose of the investment and, therefore, shareholders may not be able to redeem their Shares or may themselves receive distributions in-kind that are illiquid and difficult to value.

Investment Strategy Risks

●
An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

	●	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

●
Individual Investment Managers may invest in highly speculative strategies, which involve significant risk of loss, including those in which the Investment Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors.

●
The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  In addition, the Fund may engage in short-selling, although it presently does not intend to do so.  A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.  An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

●
Investment Managers may use derivatives for hedging and non-hedging purposes.  To attempt to hedge against foreign currency risks, the Fund may use derivatives—principally forward currency exchange contracts, but also put options and futures contracts.  Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

●
The Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders which could magnify significantly the potential volatility of the Shares.

●
Investment Managers may focus on securities of non-U.S. issuers, including those located in developing countries, which may subject the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

	●	Investment Managers may invest in Investment Funds that may be denominated in non-U.S. currency.

●
Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions and in other jurisdictions, which may reduce the return of the Fund and its shareholders.

	●	Investment Managers may invest in below-investment grade debt or so-called "junk bonds."

●
Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

●
The Investment Managers may seek to profit from the occurrence of specific corporate events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment.

●
Investment Managers may seek to predict the direction of complex markets, including international securities, foreign currencies and commodities and may use highly volatile futures contracts and other derivative instruments that may magnify the potential volatility of the Fund's Shares.

	●	Investment Managers may use model-based strategies that, while historically effective, may not be predictive on an ongoing basis.

●
Investment Managers may charge asset-based fees and incentive fees, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees; because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains; the Adviser's receipt of the Incentive Fee will give rise to similar risks.

	●	The Fund may invest in Investment Funds with high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

●
To the extent that the Fund purchases non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

	●	The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

Fund of Funds Risks

Because the Fund invests in Investment Funds, shareholders are subject to additional risks, including:

●
The Investment Funds and Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance; however, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

	●	Shareholders in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

●
The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and value accurately the Fund's Shares.  In most cases, the Adviser has little or no means of independently verifying this information.

●
Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.  At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

●
Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and that may involve risks under some market conditions that are not anticipated by the Adviser.

●
While the Fund may invest in registered investment companies, Investment Funds generally will not be registered as investment companies under the Investment Company Act.  Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

●
Shareholders in the Fund will bear two layers of asset-based fees, incentive fees and expenses—one at the Fund level and one at the Investment Fund level.  A shareholder who met the conditions imposed by Investment Managers, including investment minimums that may be considerably higher than the Fund's, could invest directly with the Investment Managers.

●
Investment Managers may receive an incentive fee or allocation from an Investment Fund, and thus indirectly from the Fund's investors, for positive performance of the Investment Fund, even if the Fund's overall returns are negative.

●
The net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  Additionally, the fair values provided by the Investment Funds may, at times, be estimates subject to later adjustment.  These factors could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.

	●	Fund shareholders may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive fees, charged at the Investment Fund level.

Shareholder Transaction Expenses
Maximum Sales Load(1) (percentage of purchase amount)	2.00%
Maximum Redemption Fee	None(2)
Offering Expenses Borne by the Fund (as a percentage of offering amount)	0.03%

Annual Expenses (as a percentage of net assets attributable to Shares)
Advisory Fee	1.50%
Incentive Fee(3)	0.26%(4)
Interest Payments on Borrowed Funds(5)	0.00%
Other Expenses	0.44%
Acquired Fund Fees and Expenses(6)	9.17%
Total Annual Expenses(7)	11.37%

____________________
(1)
Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $50,000, which minimum may be reduced for certain shareholders.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
While the Fund does not impose any charges on a repurchase of Shares in the Fund, it may allocate to tendering shareholders withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

(3)
The Fund pays the Adviser an Incentive Fee, on a quarterly basis, at an annual rate of 5% of the Fund's net profits, if any.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal quarter) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative losses") have been recovered by the Fund.  The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances, including as a result of withdrawals by shareholders.  The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund.  The Incentive Fee is accrued monthly as a liability of the Fund and thus reduces the net asset value of all Shares.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(4)
This amount represents the Incentive Fee paid by the Fund, expressed as a percentage of average net assets of the Fund, during the period from April 1, 2014 to March 31, 2015 (see footnote 3 above).  A larger Incentive Fee is reflective of positive investment performance.  See "—Financial Highlights."

(5)	The Fund's interest expense for the fiscal year ended March 31, 2015 was $25,716.

(6)
Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering.  Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings.  The incentive fees or allocations charged by unregistered Investment Funds in which the Fund invests generally are expected to approximate 20% of net profits.  The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds in which the Fund invests, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses."  The amount of the Fund's average net assets used in calculating this percentage was based on average net assets for the fiscal year ended March 31, 2015 of approximately $661.3 million, plus anticipated net proceeds of approximately $780 million from this offering.  The Adviser estimates that approximately 2.89% (as a percentage of the net assets attributable to Shares) of the 9.17% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately 6.28% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(7)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above and the example below is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund.  The annual "Other Expenses" shown above are estimated based on average net assets of the Fund for the fiscal year ended March 31, 2015 of approximately $661.3 million.  "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses").  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

EXAMPLE:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load* (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$128	$323	$495	$837

————
*	Without the sales load, the expenses would be: $110 (1 Year), $310 (3 Years), $485 (5 Years) and $833 (10 Years).

The example is based on the fees and expenses set forth in the table above, but does not reflect the Incentive Fee.  The example should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown).  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive fees.

For a hypothetical $50,000 investment in the Fund at the Fund's inception through March 31, 2015, net gain would be approximately $8,476.

The Fund's total return for the period from March 29, 2011 (commencement of operations) to March 31, 2015 was 16.95%, and does not reflect deduction of a sales load.  If deduction of a sales load had been reflected, the total return for the period would have been lower.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the fiscal years ended March 31, 2015, March 31, 2014, March 31, 2013 and March 31, 2012, and the period March 29, 2011 (commencement of investment operations) to March 31, 2011.  The information has been derived from the financial statements audited by Ernst & Young LLP for the fiscal year ended March 31, 2015, whose report, along with the Fund's financial statements, is included in the SAI.  The SAI is available upon request.

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period from March 29, 2011 (commencement of operations) to March 31, 2011
Per Share operating performance:
Net asset value per Share, beginning	$1,056.52	$1,014.21	$955.33	$999.88	$1,000.00
Gain/(Loss) from investment operations:
Net investment lossa	(23.50)	(25.32)	(24.09)	(25.92)	(0.12)
Net realized and unrealized gain/(loss) from investments	71.59	103.44	85.80	(6.85)b	0.00
Total gain/(loss) from investment operations	48.09	78.12	61.71	(32.77)	(0.12)
Distributions to shareholders	(37.92)	(35.81)	(2.83)	(11.78)	0.00
Net asset value per Share, ending	$1,066.69	$1,056.52	$1,014.21	$955.33	$999.88

Ratio/Supplemental Data:
Ratio of net investment loss to average net assetsc, d	(2.20%)	(2.41)%	(2.46)%	(2.69%)	(1.50%)e
Ratio of total expenses to average net assets after Incentive Feec, d, f	2.20%	2.41%	2.46%	2.69%	1.50%e
Portfolio turnover rate	24.22%	73.85%	43.11%	13.73%	0.00%
Total return after Incentive Feeg, h	4.64%	7.76%	6.47%	(3.26%)	(0.01%)
Net assets	$702,474,786	$560,873,827	$341,797,718	$221,431,365	$55,089,821
____________________
a	Calculated based on the average Shares outstanding during the period.

b	In addition to net realized and unrealized gains on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

c	Ratios to average net assets are calculated based on the average net asset value per Share for the period.

d	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds

e	Annualized, except for Incentive Fee where applicable.

f	The ratios of total expenses to average net assets before Incentive Fee were 1.94%, 2.01%, 2.15%, 2.69% and 1.50% for the years ended March 31, 2015, 2014, 2013 and 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively. For the years ended March 31, 2015, 2014 and 2013, there were no reimbursements of expenses. For the year ended March 31, 2012, the Adviser was reimbursed expenses totaling $31,619 which represented 0.02% of the average net assets. For the period from March 29, 2011 (commencement of operations) to March 31, 2011, there were no reimbursements of expenses.

g	The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges. Total return for periods less than a full year are not annualized.

h	The total returns before Incentive Fee were 4.89%, 8.18%, 6.77%, (3.26)% and (0.01)% for the years ended March 31, 2015, 2014, 2013 and 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively.

PRIVACY NOTICE

This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

•	investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	written and electronic correspondence, including telephone contacts; and

•
transaction history, including information about Fund transactions and balances in your accounts with the Distributor or its affiliates or other Fund holdings and any affiliation with UBS AG and its affiliates.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser, the Distributor and its various other affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a "Fund of Funds" Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.  The success of the Fund depends in large part upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives.  See "—Conflicts of Interest."  In addition, although the Adviser expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the Investment Company Act.  Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.  Market conditions and trading approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability.  Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information.  In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price.  Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.  The Fund may rely on estimates of the value of these investments when calculating its net asset value.  The Fund may suspend the calculation of its net asset value, and sales of its Shares, during periods when an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, and at any other time determined by the Board.

The valuation of the Fund's investment in an Investment Fund, as determined under procedures adopted by the Board, may under certain circumstances vary from the valuation provided by the Investment Manager of that Investment Fund.  See "Calculation of Net Asset Value."  Shareholders should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal.  In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds.  The Adviser will attempt to resolve any discrepancies between valuations assigned by an Investment Manager and fair value as determined by the Adviser and the Fund Administrator by seeking information from the Investment Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Fund's investment  in accordance with procedures adopted by the Board.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  The investment strategies and styles used by an Investment Manager are subject to change without notice.  For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.  Shareholders in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers.  The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.  In addition, at times when Investment Funds offer limited availability to shareholders, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Adviser only managed the Fund.  Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds.  Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that  such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

A shareholder who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers.  These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment.  By investing in the Investment Funds indirectly through the Fund, the shareholder bears two layers of asset-based fees, expenses and incentive fees—at the Fund level and the Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund.  The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees.  In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund.  The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive fees or allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally.  Accordingly, an Investment Manager may receive an incentive fee or allocation from an Investment Fund, and thus indirectly from the Fund's shareholders, for positive performance of the Investment Fund, even if the Fund's returns are negative.  Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other.  As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.  Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

Each Investment Manager has exclusive responsibility for making trading decisions on behalf of its Investment Fund.  The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience.  The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Adviser's expectations concerning such methods and policies.  Therefore, the results of any Investment Manager's investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund's models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting.  Investment Managers may also face competition  from  other investment  funds  that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel.  Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective.  Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time.  In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers.  Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by shareholders.  In addition, although the dispersion of the Fund's investments is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries.  As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Generally, Investment Funds are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid.  The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances.  Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time.  Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund.  As a result, the liquidity of the Fund's Shares may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its shareholders.  In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in  the  over-the-counter  markets.  Restricted securities may sell at a price lower than similar  securities that are  not subject to restrictions on resale.  Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind.  In such circumstances, the Fund's ability to provide liquidity to shareholders could be adversely affected.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares, or from liability of an Investment Fund or an Investment Manager to a service provider arising out of the same breach.  Shareholders may be exposed, indirectly, to these indemnification obligations.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the Investment Company Act and (ii) subject to the Investment Company Act limitations and prohibitions on transactions with affiliated persons.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund's voting securities.  See "Investment Program—Investment Objective and Policies."

The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund.  This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting.  Such an agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights, and will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients.  The Fund will not receive any consideration in return for entering into a waiver arrangement.  Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the Investment Company Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund's interests, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund.  As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its investors.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  In particular, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  The effect of any future regulatory change on the Fund could be substantial and adverse.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish rigorous financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework.  Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions will continue to be implemented over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release seeking public comment on a wide range of issues raised by the use of derivatives by investment companies.  The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance.  While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit or restrict the ability of the Fund and the Investment Funds to use certain derivative instruments, increase the costs of using these instruments or make them less effective.  It is not possible to predict the effects of these regulations on the Fund's portfolio and the Investment Funds' portfolios.  The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Adviser will be successful in doing so.

The Dodd-Frank Act created the Financial Stability Oversight Council (the "FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure the FSOC determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (the "Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private investment funds such as the Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC also may recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or the Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund's and/or an Investment Fund's ability to meet its investment objective and may place the Fund or an Investment Fund at a disadvantage with respect to its competitors.

Investment Funds and Investment Managers may face additional reporting and recordkeeping requirements.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of:  amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices; and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Investment Funds' adherence to these recordkeeping and reporting requirements may indirectly increase Fund expenses.

Additionally, the Adviser is a "banking entity" for purposes of the "Volcker Rule" contained in Section 619 of the Dodd-Frank Act.  The Volcker Rule will limit the ability of banking entities, which would include the Adviser, to sponsor, invest in or serve as investment adviser of hedge funds and private equity funds (collectively, "Covered Funds") and the ability of the Adviser or any of its affiliates to engage in certain transactions with Covered Funds.  The final implementing regulations for the Volcker Rule were adopted on December 10, 2013 and went into effect April 1, 2014.  Covered banking entities that existed prior to December 31, 2013 must come into compliance with the rules by July 21, 2016, although the Federal Reserve Board has stated that it intends in 2016 to extend the conformance period for compliance with the Covered Fund restrictions to July 21, 2017.  While the effects remain uncertain, and while registered investment companies are excluded from the definition of a Covered Fund, the Volcker Rule could potentially have a negative effect on market liquidity, which may adversely affect the Funds.

The Investment Funds' Use of Hedging Involves Risk of Loss

The Investment Funds may engage in hedging strategies, which use short sales, options, swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses.  Similarly, the Fund may, but is not required to, attempt to hedge against foreign currency risks through the use of derivatives.  Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.  Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Investment Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible, or desirable, to hedge against certain changes or events at all.  There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets.  To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's, or the Adviser's, ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against.  The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks.  See "—The Fund's Use of Derivatives Involves Risks" below.  While an Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Investment Manager had not engaged in any such hedge.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.  Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

On February 9, 2012, the CFTC adopted rule amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator, thus narrowing an exclusion from the definition of "commodity pool operator" traditionally relied upon by registered investment companies.  Pursuant to such rule amendments, the Fund only may invest in commodity futures, commodity options contracts and commodity-related swaps, so long as the aggregate amount of initial margin and premiums required to establish such positions, other than for bona fide hedging purposes, does not exceed 5% of the Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions) (the "de minimis thresholds").

The Fund, historically, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.  There is no assurance, however, that the Fund will continue to be eligible for such exemption.  Consistent with CFTC staff guidance, on December 19, 2012, the Adviser filed a claim to perfect time-limited no-action relief from registering as a commodity pool operator until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of revised guidance issued by the CFTC's Division of Swap Dealer and Intermediary Oversight on the application of the de minimis thresholds to fund-of-funds operators.  The amendments to Regulation 4.5 under the CEA may subject the Adviser to regulation by the CFTC and require the Fund to operate subject to applicable CFTC registration, disclosure and operational requirements.  Additionally, compliance with these requirements may increase Fund expenses.  The CFTC, however, has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators.  The implications of compliance with the amendments to Regulation 4.5, therefore, are still uncertain.  The Fund and the Adviser will continue to analyze the nature and extent of the potential impact of these rule changes.

Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity.  Therefore, the Fund's net asset value will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The Fund's Investment Strategies May Involve Risk of Loss

Some of the principal risks of certain of the Fund's identified investment strategies (which will be employed through the Investment Funds) are set forth below.  Depending on economic and market conditions, other risks may be present.  (For a description of the following strategies, see "Investment Program—Investment Strategies of Investment Managers.")

Relative Value: Fixed-Income Arbitrage.  Fixed-income arbitrage strategies generally involve spreads between two or more positions.  To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur.  Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.  Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, interest rate caps, interest rate swaps and the various other financial instruments and investments that fixed-income arbitrage strategies may trade.  Substantial risks also are involved in borrowing and lending against such investments.  The prices of these investments can be volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change.  Certain securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks.  Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed-income arbitrage strategies.  Many other unforeseeable events, including actions by various other government agencies and domestic and international political events, may cause sharp market fluctuations.  Convertible arbitrage strategies and mortgage-backed and asset-backed securities strategies present similar risks.  Additional risks include counterparty risk, margin calls, increased costs of funding, market illiquidity and deleveraging from other fixed-income market participants.

The success of the investment activities of an Investment Manager involved in fixed-income and convertible bond arbitrage will depend on such Investment Manager's ability to identify and exploit price discrepancies in the market.  Identification and exploitation of the market opportunities involve uncertainty.  No assurance can be given that an Investment Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.  A reduction in the pricing inefficiency of the markets in which such Investment Manager will seek to invest will reduce the scope for the Investment Manager's investment strategies.  In the event that the perceived mispricings underlying such Investment Manager's positions were to fail to materialize as expected by such Investment Manager, the Fund could incur a loss.

Merger Arbitrage/Event-Driven.  Merger arbitrage/event-driven investments often incur significant losses when proposed transactions, including anticipated merger or acquisition transactions, are not consummated.  The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including:  (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events;  (v) failed financings; (vi) opposition of the management or shareholders of the target company, which often results in litigation  to  enjoin  the  proposed  transaction;  (vii) intervention of  government agencies; (viii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (ix) an attempt by a third party to acquire the offeror; (x) in the case of a merger, failure to obtain the necessary  shareholder approvals; (xi) market  conditions resulting in material changes in  securities prices; and (xii) compliance with any  applicable legal requirements.  Merger arbitrage/event-driven positions also are subject to the risk of overall market movements.  To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage/event-driven position differently, the position may be exposed to loss.  Merger arbitrage/event-driven strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.

Distressed Assets.  Distressed investing involves investment in equity and debt securities or other claims of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings.  Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses.  Among the risks inherent in investment in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers.  In addition, the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Further, there is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be below-investment grade, or so-called "junk bonds."  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the Bankruptcy Court's power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  Distressed securities are often inefficiently priced due to their lack of liquidity, the existence of forced sellers and the uncertainty created by the restructuring process.  In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security or claim in respect of which such distribution was made.

Trading: Global Macro.  The success of global macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets.  These strategies typically employ significant leverage that will magnify the Investment Funds' risk exposure, including risk of loss.  Discretionary trading strategies present similar risks.

Trading: Systematic.  Systematic traders utilize sophisticated technical models to analyze price and market data in order to identify trends across a broad range of markets.  Systematic traders generally trade listed financial and commodity futures and interbank currency markets around the world.  While many Investment Managers focus on identifying "long-term" trends (six months to one year), others have constructed models to predict short-term momentum and counter-trend price moves.

Trading: Emerging Markets.  An emerging markets strategy involves purchasing securities of issuers located in emerging markets.  Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  Many issuers in these countries and the countries themselves have defaulted on their obligations.  See "—The Investment Funds' Foreign Investments Involve Risk of Loss" for additional risks associated with investments in global markets, including emerging markets.

Investments in Fixed-Income Securities Involve Risk of Loss

Investment Managers may invest in fixed-income securities, typically when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies.  Investment Managers also may invest in these securities for defensive purposes and to maintain liquidity.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  Fixed-income securities markets can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries.  During periods of reduced market liquidity, an Investment Fund may not be able to readily sell fixed-income securities at prices at or near their perceived value.  If an Investment Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.  An unexpected increase in Investment Fund redemption requests, including requests from shareholders who may own a significant percentage of the Investment Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Investment Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Investment Fund's share price and increase the Investment Fund's liquidity risk, expenses and/or taxable distributions.  Economic and other market developments can adversely affect fixed-income securities markets.  Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

The Investment Managers may invest in both investment grade debt securities and non-investment grade debt securities (i.e., "junk bonds").  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality.  Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Investments in High-Yield Securities May Have an Adverse Effect

Investment Funds may invest in high-yield securities, including below-investment grade debt or so-called "junk bonds."  Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds.  In addition, Investment Funds will invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer's inability to meet timely interest and principal payments.  The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Interest Rate Risk

Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of an Investment Fund's investments in these securities to decline.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, an Investment Fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the values of already-issued fixed-income securities generally rise.  However, when interest rates fall, an Investment Fund's investments in new securities may be at lower yields and may reduce the Investment Fund's income.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.  In the event that an Investment Fund has a negative average portfolio duration, the value of the Investment Fund may decline in a declining interest rate environment.  Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

The Fund's and the Investment Funds' Use of Short Selling is Highly Speculative

The Investment Managers and Investment Funds may engage in short selling for hedging or non-hedging purposes.  In addition, the Fund may engage in short-selling, although it presently does not intend to do so.  To effect a short sale, the Fund or an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date.  The Fund or an Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Short-selling allows the investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's or an Investment Fund's portfolio.  A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that the securities necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

•	While the potential gain on a short sale is limited, the loss is theoretically unlimited.

•	It can increase the effect of adverse price movements on an Investment Fund's portfolio.

•	The Investment Fund may not be able to close out a short position at any particular time or at the desired price.

•
The Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position.

•	If the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions.

•	Certain foreign markets may limit the Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by new rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Investment Funds.

In connection with any short selling by the Fund, the Fund may be required to comply with the Asset Coverage Requirement (defined below) or segregate liquid assets in an amount generally equal to the value of the security sold short, enter into offsetting transactions or own positions covering its obligations.  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

Investing in Convertible Securities Involves Risk of Loss

Investment Managers may employ convertible arbitrage strategies.  The success of such strategies depends on the ability of an Investment Manager to accurately assess the relative value of a security in relation to its historical trading range.  If assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.  Exchangeable convertibles carry the credit risk of the issuer, but the conversion value is dependent on the value of the common stock of the other company into which they are convertible.

The market value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price and date established in the convertible security's governing instrument.  If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Investment Fund's ability to achieve its investment objective.

The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss

The Fund and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks.  The Fund intends to borrow temporarily only for investment purposes and to meet requests for tenders.  Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks and has the effect of potentially increasing losses.  In addition, Investment Funds may leverage their investment returns with options, swaps, forwards, short selling and other derivative instruments.

Although leverage will increase investment return if the Fund or an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund or such Investment Fund fails to earn as much on such investments as it pays for the use of such funds.  Using leverage, therefore, will magnify the volatility of the value of the Fund's or such Investment Fund's portfolio.  If the Fund's or an Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in the aggregate value of the Fund's or an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund or an Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed.  In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

In addition, the Investment Funds' anticipated use of short-term margin borrowings will generally result in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Investment Funds' margin accounts decline in value, or should brokers from which the Investment Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Funds could be subject to "margin calls," pursuant to which the Investment Funds must either deposit additional funds with their brokers or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of an Investment Fund, the Investment Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

With respect to borrowings by the Fund, the Investment Company Act limits the amount the Fund can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the proceeds of such indebtedness, measured at the time the Fund incurs the indebtedness.

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender's terms, or in connection with repurchases of, or tenders for, the Fund's Shares.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to the Credit Agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $92,000,000.

If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage described under "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" will be present.  The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds.  If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Shares.  Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund's Shares.

Borrowings by the Fund, if any, may be made on a secured basis.  The Fund's custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lender will have the right, through the Fund's custodian, to redeem the Fund's investments in Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders.  The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.  Additionally, the Fund must comply with the Asset Coverage Requirement.  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Investment Funds' Foreign Investments Involve Risk of Loss

One or more Investment Funds may invest in the securities of foreign issuers, including those in emerging markets, and in depositary receipts, such as American Depository Receipts (ADRs).  Certain Investment Funds may be denominated in non-U.S. currency.  Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations;

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital;

•	reduced availability of information regarding foreign companies;

•	different accounting, auditing, financial and legal standards and possibly less stringent reporting standards and requirements;

•	reduced liquidity and greater volatility;

•	increased brokerage commissions and custody fees;

•
securities markets that are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States;

•	foreign withholding and other taxes;

•	delays in settling securities transactions;

•	threat of nationalization and expropriation and confiscatory taxation;

•	limits on the amounts of investment by foreign persons in particular issuers;

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights;

•	general social, political and economic instability and adverse diplomatic developments; and

•	the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face additional risks.  See "—Emerging Markets Risk."

These risks may be heightened for investments in obligations of companies that are experiencing financial difficulties.  In addition, the bankruptcy, reorganization or similar laws and regulations affecting these foreign companies may be less favorable than those affecting U.S. companies and, therefore, the ability of an Investment Fund to realize on its investments in foreign companies may be adversely affected.

The Investment Funds may also invest a portion of their assets in foreign currencies, or in instruments denominated in foreign currencies, the prices of which are determined with reference to currencies other than the U.S. dollar.  An Investment Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure.  To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the other currencies in which such Investment Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such Investment Fund's securities in their local markets.  Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on an Investment Fund's non-U.S. dollar securities.

Emerging Markets Risk

Because Investment Managers may purchase obligations of companies worldwide, they may purchase obligations of issuers located in emerging countries.  Emerging countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of emerging countries may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation;

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries;

•	high concentration of investors and financial intermediaries;

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•	overburdened infrastructure and obsolete or unseasoned financial systems.

Investment Funds May Invest Significantly in Volatile Sectors and Markets

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector.  As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers.  In addition, an Investment Fund's emphasis in a particular sector may be especially volatile.  To the extent that an Investment Fund concentrates its portfolio in securities of issuers in a single industry, the risk of any investment decision is increased.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Shares in the Fund will not be traded on any securities exchange or other market.  Shares are not transferable, except by operation of law upon the death, bankruptcy, insolvency or dissolution of a shareholder or otherwise only with the consent of the Board (which consent may be withheld in the Board's sole and absolute discretion), and liquidity will be provided only through limited repurchase offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest without limitation in restricted securities and other investments that are illiquid, which may include so-called "PIPE" (private investments in public equity) securities.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements that may be illiquid.  Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, that provide for their separate liquidation over a much longer period than an investment in the Investment Fund.  Were the Fund to seek to liquidate its investment in an Investment Fund that maintains these investments in a side pocket arrangement or that holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.  The Fund expects that the number of side pocket investments in which it will participate will be minimal under normal market conditions.

The Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds, which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights.  Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

The Fund's Use of Derivatives Involves Risks

The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks.  The Adviser believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.

Forward currency exchange contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price.  The Fund may use forward currency exchange contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, as Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar and certain Investment Funds may be denominated in non-U.S. currency.  This hedging technique would allow the Adviser to "lock in" the U.S. dollar price of the security.  The Fund also may use forward contracts to attempt to protect the value of an Investment Fund's holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into by the Fund with respect to such holdings.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subjecting an investor to substantial losses.  Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market.

There can be no assurance that the Fund will utilize such derivatives or that the use of such derivatives will be successful.  Additionally, pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, enter into offsetting transactions or own positions covering its obligations, all of which could have the effect of restricting portfolio management.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes.  The use of these instruments involves the following risks, among others:

•	Derivatives can be volatile.

•
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's performance.

•	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

•	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions.

•	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of Derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into Derivatives.  If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs that could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of an Investment Manager's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or will be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investments in Commodity Interests May Involve Substantial Risks

Some of the Investment Funds may trade in commodity interests.  The low margin or premiums normally required in trading commodity interests may provide a large amount of indirect leverage, and a relatively small change in the price of a security or contract could produce a disproportionately larger profit or loss.  There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold on commodities, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and could subject such Investment Fund, and therefore the Fund, to substantial losses.  In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.  It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities.  Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, shareholders may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Successful use of stock index futures contracts by an Investment Fund also is subject to the Investment Manager's ability to correctly predict movements in the direction of the market.

Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Investment Funds May Be Exposed to Credit Risk

Many of the markets in which the Investment Funds effect their transactions are over-the-counter or "interdealer" markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent an Investment Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, such Investment Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes Investment Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing an Investment Fund to suffer a loss.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties.  Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than those it would select if it were paid only the Advisory Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  The Incentive Fee is based on the realized and unrealized appreciation attributable to the Fund as a whole, rather than separately with regard to each shareholder or shareholders that invest in the Fund as of the same date.  The repurchase price received by a shareholder whose Shares are repurchased in a tender offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal quarters.  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the fiscal quarter.  No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  In addition, if an Incentive Fee accrual is reversed within any quarter, each shareholder at the time of the reversal will bear his or her pro rata share (based on shareholding) of such reversal regardless of the shareholdings at the time the Incentive Fee was accrued.  Thus, if a shareholder purchases Shares other than at the beginning of the quarter and Incentive Fees have already been accrued in that quarter, the existing shareholders' portion of any accrual reversal will be diluted.  As a result of the foregoing, an existing shareholder whose portion of cumulative net loss or accrual reversal has been diluted, in effect, may be charged with the Incentive Fee before such shareholder recovers all cumulative net loss attributed to the shareholder.

For an explanation of the Incentive Fee calculation, see "Management of the Fund—Incentive Fee."

The Incentive Fees Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment

Each Investment Manager generally will charge an asset-based fee and some or all of the Investment Managers will receive incentive fees or allocations.  The asset-based fees of the Investment Funds generally are expected to approximate 1.5% of net assets, and the incentive fees or allocations of the unregistered Investment Funds generally are expected to approximate 20% of net profits, but may be greater or less in some cases.

The incentive fee or allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive fee.  In addition, because the incentive fees or allocations are calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.  The Adviser's receipt of an incentive-based fee or allocation will give rise to similar risks.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Shares.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

Investment Funds and Investment Managers May Be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.  There can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization

Investment Funds generally may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies and early-growth stage companies.  Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies.  The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.  In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, "blue-chip" companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources.  Some of the companies in which Investment Funds invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage.  Such companies may also be dependent on key personnel with limited experience.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (excluding the Fund, collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment research and due diligence are generally discussed among portfolio managers and other senior personnel of the Adviser and its affiliates.  However, investment decisions for the Fund are made independently from those of Adviser Clients.  If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  In some cases, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of Adviser Clients, the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund.  Such situations may be based on, among other things:  (i) restrictions under the Investment Company Act and other laws regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers whose securities are owned by the Fund or by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy or demanding payment on a loan guarantee that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify, and has elected to be treated, as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital).  See "Taxes—Distributions to Shareholders" for more information regarding the treatment of returns of capital.

In addition, the Fund may invest a substantial portion of its assets in non-U.S. Investment Funds that are classified as "passive foreign investment companies" (each, a "PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").  Any non-U.S. Investment Funds and other non-U.S. entities in or through which the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the SAI under the caption "Tax Aspects—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

Distributions to Shareholders and Payment of Tax Liability

The Fund will distribute at least 90% of its investment income and net short-term capital gains to shareholders each year.  See "Taxes."  Shareholders will be required each year to pay applicable federal and state income taxes on their respective distributions.  Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Cyber Security Risk

The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cyber security incidents.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Adviser, Administrator, Distributor, Fund Administrator, The Bank of New York Mellon or other service providers have the ability to cause:  (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) impediments to the Fund's trading activities; (iv) the inability of investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management system or business continuity plan, including the possibility that certain risks have not been identified.

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of Shares, net of cash retained for operational needs to pay Fund expenses and amounts to be payable to withdrawing shareholders, in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, assuming normal market conditions and the availability of suitable investments.  Pending the investment of the proceeds of the offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds, in short-term, high quality debt securities, money market instruments and money market funds.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.  The Fund paid offering expenses of approximately $240,200 from the proceeds of this offering.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek to consistently realize risk adjusted appreciation principally through the allocation of assets among a select group of Investment Managers and the Investment Funds they operate.  The Fund is commonly referred to as a "fund of funds."  It is a multi-strategy fund that seeks to achieve its investment objective primarily through the identification, selection and monitoring of the Investment Managers and Investment Funds that the Adviser believes will produce attractive returns over time.  By diversifying the approach by which the Fund's assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.  The Fund's portfolio may be highly leveraged and the volatility of the price of its Shares may be significant.  Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.  Except as otherwise indicated, the Fund's investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the shareholders.  See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

Investment Funds are generally unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, but they may also include registered investment companies.  The Fund currently intends to invest its assets primarily in Investment Funds.  The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.  Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this Prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted.  The Adviser may add different investment strategies at its discretion.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, and the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.  See "Risk Factors."

The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.  The Adviser may select Investment Funds and Investment Managers that themselves employ hedged strategies.  To offset any long bias from certain Investment Funds and Investment Managers, the Adviser may also select Investment Managers and Investment Funds that may use hedging strategies that sell short.  The Adviser will monitor correlations between Investment Managers and assess how these correlations may change in various market scenarios, especially in a stress environment.  The Adviser seeks to use a variety of Investment Managers that trade in diverse markets, utilize different trading strategies, construct varying types of portfolios and utilize leverage in a manner that is consistent with the risks embedded in their respective trading philosophies.

The Fund considers allocating assets to Investment Managers and to both listed and unlisted Investment Funds operating in all global markets.  Underlying equity securities chosen by the Investment Managers and Investment Funds may be listed or unlisted and underlying debt securities may be rated or unrated.  The Adviser expects to reallocate the Fund's assets in response to changes in market values and Investment Manager performance.  The Adviser aims to maintain a portfolio of investments that includes a variety of strategies, markets and types of Investment Managers.  The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser.

In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.  The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of:  the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The Adviser currently uses the following selection guidelines during its diligence process:

Filtering Investment Manager Candidates.  As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate the following:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager's Investment Fund an investment edge.  The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser.  The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in trading, risk monitoring and asset management.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager.  The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement; (x) the Fund's need for liquidity; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

Investment Strategies of Investment Managers

Investment Managers may employ various investment strategies, which can involve all types of fixed income, equity security, currency, loan, contract or derivative thereof, including, without limitation, notes, bonds, bank obligations, trade claims, swaps, including credit default swaps, and other notional principal contracts, common or preferred stock, equity indices, money market funds, exchange-traded funds (ETFs) and other investment funds, contracts based on indices, contracts that transfer risk, such as total return swaps, futures, options and forward contracts, which may be held for investment or hedging purposes.  Although it is anticipated that the investment strategies described below will represent the primary strategies of the Investment Managers, the Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.  The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage.  Accordingly, the Fund may not invest in all or certain of the following strategies, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including activities not described herein, to the extent that the Investment Manager deems appropriate.  Investment Managers may also blend elements of one or more of these strategies to implement their investment approach.  Additionally, the Fund's allocation to these strategies is not fixed and will likely not be equally weighted.  There will be no limitation on the amount of leverage that may be employed by Investment Managers.

The following descriptions are summaries only and do not purport to be complete.  Investments according to the strategies identified below present significant risks.  (See "Risk Factors.")

Equity Hedged.  This strategy involves taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities.  Investment Managers use fundamental analysis to invest in publicly-traded equities and seek to generate alpha through superior security selection.  Through fundamental analysis, Investment Managers evaluate factors that may affect a security's value, such as macroeconomic trends, industry specific metrics and other qualitative and quantitative factors.  This strategy need not create a portfolio that emphasizes purchases of either long or short securities, although in practice such portfolios frequently emphasize long positions.  From time to time, Investment Managers also may use derivative instruments to counter-balance perceived market risks to an equity portfolio.  Investment Managers in equity hedge strategies often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of capital appreciation through individual stock selection.

Relative Value.  Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons.  Several distinct relative value strategies are:  fixed-income arbitrage; convertible arbitrage; and mortgage- and asset-backed securities.

Fixed-income arbitrage strategies.  This strategy involves attempting to profit from price anomalies between related interest rate and currency instruments.  The goal of most fixed-income arbitrageurs is to deliver steady returns with low volatility.  Some Investment Managers focus only on U.S. markets while others focus in whole or in part on global capital markets.  Investment Managers may focus on complex securities to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.  Since directional risk is mitigated by running hedged spreads (i.e., long and short paired positions), leverage can be applied more liberally.  Investment Managers following a fixed-income arbitrage strategy typically will use leverage in the range of four- to 100-times net asset value, depending on the similarity of the two financial instruments comprising each paired position.  Fixed-income arbitrage can include, among others, trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, interest rate caps, interest rate swaps and various other financial instruments and investments.

Convertible arbitrage strategies.  This strategy involves investing in the convertible securities of companies Investment Managers perceive to be undervalued from a fundamental or volatility perspective.  The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged to exploit price differentials.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-like instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.  Convertible bonds offer a static return that is equal to the sum of the coupon (usually in the range from 2% to 6%) and the gains from a short stock rebate, less any dividend payments or borrowing costs.  In addition, the overall return may be augmented by a volatility trading return.  As the underlying security fluctuates in price, hedges are adjusted to profit from the price movement.  Investment Managers typically engage in two types of strategies:  (i) buying low premium convertible instruments with values close to par when compared to those of the underlying stocks, which yield mostly a static return with low credit risk; and (ii) buying high premium convertible instruments with larger spreads between their value and the value of the underlying stocks due to relevant uncertain bankruptcy or other corporate events and where the volatility-based returns can be higher due to increased bankruptcy risk.  The latter strategy is more heavily reliant on accurate credit analysis, and is more vulnerable to shifts in interest rates.  Another segment of convertible bond arbitrage involves the private placement of convertible instruments with companies seeking to raise cash quickly.  This use of convertible bonds is a less liquid, but potentially profitable, extension of the convertible arbitrage strategy.

Mortgage- and asset-backed securities.  This strategy involves investing in securities that represent an interest in a pool of mortgages ("MBS"), typically non-agency residential and commercial MBS, and in a pool of other asset-backed securities ("ABS") such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets.  The investment characteristics of MBS and ABS differ from traditional debt securities.  Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time because the underlying mortgage loans or other assets themselves generally may be prepaid at any time.

Merger Arbitrage/Event-Driven.  This strategy attempts to capture the price spread between current market prices and the value of financial instruments upon successful completion of mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy.  In cash transactions this spread is straightforward, but in stock-for-stock transactions, the spread is created by shorting an appropriate ratio of the acquiring company's stock.  The width of the spreads reflects the market's willingness to take on transaction risk.  Transactions that have a perceived high probability of not being consummated will tend to trade with a much wider spread than straightforward synergistic mergers.  Legal, tax and regulatory issues can always add to the risk that the deal will not be consummated.  Most Investment Managers will attempt to control risk by limiting position size, diversifying their positions and conducting thorough due diligence, and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize.  This strategy is usually linked with other "risk arbitrage" strategies, such as capital structure arbitrage and spin-offs, as the research process is often linked.  Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement.  Activist strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Manager.  An Investment Manager's implementation of this strategy varies from friendly, behind the scenes approaches to hostile, public battles with management teams and corporate boards.

Credit.  Credit-based trading strategies typically focus on credit-sensitive securities, long and/or short, and generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets.  Generally these types of investments are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes.  Investment Managers may also rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments.  To hedge against potential imbalances in the supply and demand of debt securities or credit instruments, possible market disruptions and other macro events affecting the global market (e.g., recession), and issuer-specific risk, Investment Managers may seek protection through short exposure in major credit indices and equity indices.

Distressed Assets.  This strategy primarily involves investing in the securities of companies that are in the midst of financial restructuring, balance sheet re-capitalization or are trading at stressed or distressed prices in anticipation of such an event.  These Investment Managers are expected to concentrate their investments in the debt of companies where the Investment Managers believe the price of a security or asset has declined to the point that underlying asset values limit downside risk and there is meaningful upside potential.  This strategy also includes investing in securities of high-yield securities, including "junk bonds."  Opportunities in this strategy are closely linked to the level of defaults and credit spreads and, therefore, the business cycle in general.  Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities, such as "junk bonds."

Trading.  Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research.  These strategies typically utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies and commodities to express an Investment Manager's view.  In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Managers may use either fundamental or quantitative models or a combination of both.  Examples include global macro strategies, discretionary strategies, systematic strategies and emerging markets strategies.

Global macro strategies.  These strategies have broad mandates and involve trading in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets.  Investment Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered.  Investment Managers will establish opportunistic long or short market positions in an attempt to profit from anticipated market moves.  Investments using these strategies may be either long or short, and may employ significant leverage.

Discretionary strategies.  This strategy involves constructing long and short market positions around fundamental macro-economic or technical views.  Investment Managers employ this strategy seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals.  While similar to a global macro strategy, the primary distinction is that discretionary strategies tend to be more focused on one or two subsets of global capital markets.  For example, many discretionary traders trade foreign exchange and bonds in the Group of Ten (G10) markets.  A smaller subset of investors in this category focuses on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market.  Discretionary traders  tend to make significant use of derivatives and leverage.

Systematic strategies.  This trading strategy generally involves the trading of listed financial and commodity futures and interbank currency markets around the world.  Systematic traders tend to utilize sophisticated technical models to analyze price and market data to identify trading opportunities and trends across a broad range of markets.  Derivative instruments may be used by systematic Investment Managers to leverage their Investment Funds.

Emerging markets strategies.  This strategy involves investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.  Investment Managers must possess a strong understanding of the macro-economic environment to be successful over the long term.  The liquidity and market capitalization of emerging markets is very limited.  As a result, financial instruments in these markets tend to be correlated to each other.  Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison.  Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling.  This can often make short selling difficult for Investment Managers who want to control downside risk in adverse market environments.  As a consequence, most emerging market managers tend to have a long bias to equities.  Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment strategies will be successful.  In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund.  Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Shareholders could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement is available in the Fund's most recent semi-annual report to shareholders.

The Adviser is a direct, wholly-owned subsidiary of UBS AG.  The offices of the Adviser are located at 677 Washington Boulevard, Stamford, Connecticut 06901.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management of $34.4 billion as of June 1, 2015.

Adviser and Advisory Fee

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement.  The Adviser also provides certain administrative services to the Fund, including:  providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  In consideration for all such services, the Fund pays the Adviser a fee, computed and payable monthly, at an annual rate of 1.50% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee accruals, if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Advisory Fee is computed as of the start of business on the last business day of the period to which each Advisory Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

Incentive Fee

In addition to the Advisory Fee paid to the Manager, the Adviser is paid an Incentive Fee, on a quarterly basis, at an annual rate of 5% of the Fund's net profits, if any.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including the Advisory Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund.  This is sometimes known as a "high water mark" calculation.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

The Fund accrues the Incentive Fee monthly based on the Fund's investment performance.  The Fund's net asset value is reduced or increased to reflect these calculations.  Accordingly, the repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the quarter.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of each fiscal quarter.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable.  If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis.  Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss.  However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, the benefit you receive from a cumulative loss (if any) will be diluted, and you will bear a higher percentage Incentive Fee.  See "Risk Factors—Incentive Fee."

The calculation of the Incentive Fee involves complex accounting concepts.  The Fund encourages you to consult with your financial advisor regarding this calculation.

Very few investment advisers to registered investment companies receive performance-based compensation similar to the Incentive Fee to which the Adviser is entitled, and the overall amount payable by the Fund and its shareholders, consisting of the Advisory Fee and the Incentive Fee, is higher than those paid by most other registered investment companies.

Portfolio Managers

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general day-to-day management of the Fund.  The members of the portfolio management team are Bruce Amlicke, Americo Nardis and Norman E. Sienko, Jr. (each, a "Portfolio Manager" and collectively, the "Portfolio Managers").

Messrs. Amlicke, Nardis and Sienko have served as Portfolio Managers of the Fund since its inception.  Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of the Adviser.  He also is the Co-Chairman of the Adviser's Investment Committee.  Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser.  Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of the Adviser, and also is the Co-Chairman of the Adviser's Investment Committee.  Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O'Connor Multi-Manager Program.  From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity.  Mr. Sienko is an Executive Director and a Senior Portfolio Manager of the Adviser.  Prior to joining the Adviser, Mr. Sienko served as head of UBS Alternative Investments US's fund of funds group from 1998 to 2010.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' investments in the Fund, if any.

Other Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

•
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and other foreign source income  and the Fund's proportional share of expenses as an investor in Investment Funds;

•	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

•
the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or the Board;

•	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of the Fund Administrator and of custodians and other persons providing administrative services to the Fund;

•	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc., as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  BNY Mellon Investment Servicing (US) Inc. also acts as transfer agent and dividend disbursing agent with respect to the Shares.  In consideration for these services, the Fund pays the Fund Administrator an annual fee of 0.10% of the Fund's net assets.  The Fund Administrator's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Bank of New York Mellon acts as custodian of the Fund's assets.  Its principal business address is One Wall Street, New York, New York 10286.

SHAREHOLDER QUALIFICATIONS

Shares in the Fund will be sold only to investors who are "qualified clients," as that term is defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  A "qualified client" means:  (i) a natural person or company (other than an investment company) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million (excluding the value of the prospective investor's primary residence); (ii) a natural person or company (other than an investment company) that has at least $1 million under the management of the Adviser or its affiliates; (iii) a natural person or company (other than an investment company) that meets the standard of a "qualified purchaser" in the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities.  All of these persons are referred to in this Prospectus as "Qualified Investors."  You must complete and sign an Investor Certificate before you may invest.  If your Investor Certificate is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate.  The form of Investor Certificate is included as Appendix A to this Prospectus.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.  The Fund, in its discretion, may suspend applications for Shares at any time.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Transfer

No shareholder or other person holding Shares will have the right to require the Fund to redeem the Shares.  No public market exists for Shares, and none is expected to develop.  With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Tendering or transferring shareholders may be subject to an Incentive Fee, to the extent one would be owed, in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Shares

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  While a shareholder may request that the Fund tender for its Shares in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Shares on a quarterly basis.  The Board also will consider the following factors, among others, in making such determination:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms they determine to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable.  When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares from their respective financial advisors.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may:  (i) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares; (ii) extend the repurchase offer, if necessary, and increase the amount of Shares that the Fund is offering to purchase; (iii) repurchase a pro rata portion of the Shares tendered; or (iv) take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline.  Shares will be repurchased by the Fund after the Advisory Fee and any applicable Incentive Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee and accrued Incentive Fee for the fiscal quarter in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, any repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each of March 31, June 30, September 30 and December 31 is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes.  Each tendering shareholder will receive a promissory note entitling the shareholder to receive the value of the shareholder's Shares determined as of the Tender Valuation Date.  Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Shares in the Fund, although it may allocate to tendering shareholders withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to shareholders through repurchase offers.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A shareholder tendering for repurchase less than all of its Shares must maintain an account balance of at least $50,000 after the repurchase is effected.  If a shareholder tenders an amount that would cause the shareholder's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.  The Fund may also repurchase all of the shareholder's Shares in the Fund.

The Fund's, and a Share's, net asset value may change materially from the date a tender offer is mailed, to the close of the tender period and to the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and it also may change materially shortly after a tender is completed.  The repurchase price payable in respect of repurchased Shares will be equal to the net asset value of the shareholder's tendered Shares as of the calculation date.  Tendering shareholders have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's net asset value made in the course of the Fund's or any Investment Fund's year-end audit.  Similarly, the Fund and, therefore, remaining shareholders will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering shareholders.  Similar principles apply with respect to the net asset value used to determine the purchase price of new Shares of the Fund.  The method by which the Fund calculates its net asset value is discussed below under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having (i) current information regarding the value of Shares as of a date proximate to the Tender Valuation Date and (ii) the completion of the Fund's year-end audit and, as discussed above, any adjustments made in the course thereof.  In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given non-interest-bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Shares by distributing securities, including direct or indirect interests in Investment Funds as well as other illiquid securities, to shareholders on a pro rata basis.  The receipt by a shareholder of an in-kind distribution of a security carries the risk that the shareholder may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund obtains repurchase proceeds by selling Fund investments, the Fund will thereafter hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments that may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the value of those securities, which in turn would reduce the Fund's net asset value.  In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders.

Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending on the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

The net asset value of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The net asset value of the Fund and the net asset value per Share generally will be calculated by the Fund Administrator, in consultation with the Adviser, as of the end of each calendar month in accordance with the Trust Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each month ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  The Adviser, Fund Administrator and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that the Fund Administrator will review the valuations provided by the Investment Managers, none of the Adviser, the Fund Administrator or the Adviser's valuation committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the net asset value of the Fund is calculated, the Fund Administrator will review any material discrepancies with the Adviser.  The Fund Administrator and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Shares.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Shareholders are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

The Trust Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the Trust Agreement, to tender its entire shareholding for repurchase by the Fund has not been repurchased within a period of two years of such request.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI we have provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify, and has elected to be treated, as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.  See "Tax Aspects" in the SAI.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year an amount at least equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as PFICs.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market the shares in a PFIC at the end of each taxable year.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").

Distributions to Shareholders

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its shareholders may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Shares (but not below zero) and, to the extent in excess of your tax basis, will be treated as gain from the "sale or exchange" of your Shares, as discussed below.  Any such distributions that reduce the adjusted tax basis of your Shares represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Shares, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Shares or upon certain subsequent distributions in respect of such Shares.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Shares of the Fund to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but is reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder's proportionate interest in the Fund or results in a "complete redemption" of the shareholder's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Shares qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held, or are treated as having held, the repurchased Shares for more than one year, or as short-term capital gain or loss if you held, or are treated as having held, the repurchased Shares for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and you held, or are treated as having held, the repurchased Shares for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Shares does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Share repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

If the Fund repurchases Shares that were purchased by you on or after January 1, 2012 ("Covered Shares"), the Fund will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for the Covered Shares repurchased from you by the Fund.  The Fund has elected the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If you wish to accept the ACSC method as your default cost basis calculation method in respect of Covered Shares in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Covered Shares in your account, you must contact the Fund Administrator to obtain and complete a cost basis election form.  See "General Information" for the Fund Administrator's address and telephone number.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, UBS Financial Services Inc. acts as the sole distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors.  The Distributor intends to compensate its, or its affiliates', financial advisors, and the Adviser or the Distributor may also compensate third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed Shares of the Fund.  Servicing includes:  handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's net asset value, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or the Distributor may reasonably require.  Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

Once a prospective investor's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account set up at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Exchange Act.  An investor will not become a shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund.  This compensation can include all or a portion of the waivable sales load of up to 2% of the shareholder's investment, distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees.  As a result of the various payments to the Distributor and its affiliated companies, the amount of compensation that the Distributor entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For unaffiliated third-party funds, the Distributor receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement the Distributor has with the third party.  The payout that your financial advisor receives may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisors to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial advisor to learn more about the compensation he or she receives.

The Adviser has distribution arrangements with both affiliated and non-affiliated entities in which the Adviser compensates these entities when clients of these entities invest in the Fund.  Details of these distribution arrangements and payments thereunder may not always be fully disclosed (in terms of amount) by the referring entity to its client.  The distribution arrangements may have varying levels of compensation and may present a conflict of interest to the referring entity in making recommendations to the investor.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned an Investor Certificate, and whose Investor Certificate has been accepted, before a Closing Date.  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Shares, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial investment.  The Fund may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.  The amount of any sales load will be determined in the sole discretion of the applicable financial advisor, and is expected to be waived for purchasers of Shares in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors.  In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional investment in the Fund is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.

GENERAL INFORMATION

The Fund is a Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund was formed as a statutory trust under the laws of the State of Delaware on November 30, 2010 and commenced operations on March 29, 2011.  The Fund's address is c/o UBS Hedge Fund Solutions LLC, 677 Washington Boulevard, Stamford, Connecticut 06901 and its telephone number is (888) 793-8637.

The Fund Administrator's address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and its telephone number is (877) 431-1973.

TABLE OF CONTENTS OF THE SAI
Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF SHARES	19

TRUSTEES	19

CODE OF ETHICS	27

PROXY VOTING POLICIES AND PROCEDURES	27

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	29

CONFLICTS OF INTEREST	32

TAX ASPECTS	35

BROKERAGE	47

CALCULATION OF NET ASSET VALUE	47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	47

CUSTODIAN	48

FINANCIAL STATEMENTS	48

A&Q MULTI-STRATEGY FUND

Shares of Beneficial Interest
______________________________

PROSPECTUS

August 1, 2015
______________________________

UBS FINANCIAL SERVICES INC.
______________________________

Appendix A

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN A&Q MULTI-STRATEGY FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return a completed Investor Certification to your Financial Advisor. This Investor Certification must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

A&Q MULTI-STRATEGY FUND: INVESTOR CERTIFICATE

This Certificate relates to a potential investment in A&Q MULTI-STRATEGY FUND (the "Fund").

I hereby certify that I am:  (A) a natural person, who either individually or together with my spouse has a net worth in excess of $2 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.  As used herein, the term "net worth" means the excess of total assets at fair market value over total liabilities.  In calculating "net worth":  (i) exclude the fair market value of your primary residence; (ii) count as a liability any indebtedness secured by your primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by your primary residence in the 60 days prior to subscribing for this investment, unless such indebtedness was incurred as a result of the acquisition of your primary residence.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read the Fund's prospectus dated August 1, 2015 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Amended and Restated Agreement and Declaration of Trust, as amended and restated from time to time (the "Trust Agreement"), and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Share and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that:  A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA:  i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary:  i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc. ("UBSFS"), the Adviser, the Trustees, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I ("Investor") confirm that, as of the date of my investment and as of this date, the investment objective and primary risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive," and I agree to be bound by the terms of the Trust Agreement.  This objective and risk profile is applicable only to this investment and may differ from the investment goals and risk tolerance for the overall portfolio and the brokerage account in which this investment is held.  I understand that an investment in the Fund may impact my future liquidity (either long or short-term) and represent that my investment goals are consistent with the time frame of the investment.  I understand that UBSFS has entered into an agreement with the manager of the Fund, pursuant to which UBSFS will receive a substantial fee for its services from the manager, which may constitute a majority of the management fee otherwise received by the manager from the Fund with respect to such clients, and that such fee shall be payable to UBSFS with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund.  The Investor agrees to keep confidential any information disclosed to Investor by UBSFS and its Financial Advisor relating to interests in the Fund.  Notwithstanding anything expressed or implied to the contrary herein, the Investor is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.  I will be subject to a placement fee charged by UBSFS of 2% (subject to waiver by UBSFS in certain limited circumstances) of my Investment Amount (including any additional subscriptions), which will not constitute assets of the Fund, but will be payable in addition to my Investment Amount.  If the Placement Fee is reduced by agreement between UBSFS and the Investor, then the reduced Placement Fee to which the Investor has agreed will be reflected on the UBS trade confirmation.  The Investor confirms that the Placement Fee has been discussed with his/her/its Financial Advisor and any additional questions will be addressed if requested.  No Placement Fee is charged if this investment is made through a UBS advisory program.  I authorize (1) the debit, from the UBS account specified herein or any other account maintained for the Investor at UBSFS ("Accounts"), of any funds required to be paid in connection with an investment in the Fund and (2) the credit of any funds to the Investor's Accounts, including any distributions made by the Fund.

I acknowledge that UBSFS and its agents and affiliates may receive requests for information from the Fund to comply with such demands that call for the disclosure of non-public personal information about me that is related or unrelated to my investment in the Fund.  I acknowledge and agree that UBSFS and its agents and affiliates may disclose, at its discretion, such non-public account information in response to such requests.  I further acknowledge that the Fund may provide any and all account information relating to my investment in the Fund to UBSFS and my UBSFS Financial Advisor (current or future).  I understand that the Fund and its affiliates are relying on this Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.  I understand the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out herein and in the Trust Agreement and agree that the subscription made hereby may be accepted in reliance thereon.  I agree to indemnify and hold harmless UBSFS, including its directors, officers, employees and any of its affiliates and service providers (collectively, the "Indemnified Party") from and against any and all loss, damage, liability or expense, including costs and attorneys' fees and disbursements, which the Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein or in any other document provided by the Investor not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund's investment adviser, general partner, the Fund or any of their affiliates.

☐ Please check this box if this is an additional investment in the Fund.	Investment Amount: $ ___________________________________

UBS Account Number: ________________________________________________	SSN/TAX ID Number: ________________________________________________

Client Signatures (please sign below):
__________________________________________________________________ Signature Date	_____________________________________________________________________________ Additional Investor Signature (e.g., joint tenants) Date
__________________________________________________________________ Print Name	_____________________________________________________________________________ Print Name of Additional Investor

For Financial Advisors and Branch Managers

I.	Investor Suitability and NFA Bylaw 1101:

With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1)
informed the client of all pertinent facts relating to the liquidity and transferability of the Fund, including the obligation to maintain sufficient liquidity to meet ongoing capital calls (if the Fund has a capital call structure) on potentially short notice and that the investment may impact the client's future liquidity;

(2)
reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that:

(a)	the Fund being subscribed for is suitable and appropriate for the client;

(b)	the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;

(c)
the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure;

(d)	the client can bear the economic risks of the investment in the Fund;

(e)	the client's goals are consistent with the time frame of the investment; and

(f)	the client appears to have an understanding of:

(i)	the fundamental risks of the Fund (including that the client may lose his or her entire investment);

(ii)	the restrictions on the liquidity and transferability of the Fund;

(iii)	the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and

(iv)	the tax consequences with respect to an investment in the Fund; and

(3)
obtained a valid and duly completed Form W-9 or W-8, as applicable, or successor form thereto, signed under penalties of perjury by the client and I have properly placed such form on file pursuant to internal UBS policy; and

(4)	confirmed, with reasonable due inquiry, including my review of relevant account documentation, the client's representations provided in the NFA Bylaw 1101 Certification (if applicable).

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth) I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

Will this investment result in the client holding more than 30% of his net worth as evidenced on CAI in Alternative Investments?           □ YES  □ NO

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that the Fund's governing documents have been previously delivered to the investor.
__________ Initial
If I assisted the client in completing any information that is required to be provided by the client in the Investor Application, I have done so pursuant to the client's authorization and direction solely based upon information that has been provided to me by the client.  If I did not assist the client in completing any information in the Investor Application, I certify that I have reviewed the completed Investor Application Form, and I agree that all the information in connection with the client's investment in the Fund that is provided by the client is correct and accurate.

II.	Financial Advisor Signature (Please Sign Below):

Print Name of Financial Advisor: _____________________________________	Account #:

Financial Advisor Signature:________________________________________	Placement Fee: % (2%, waivable in limited circumstances) (Fee will be charged in addition to Investment.)

Date:	(MUST BE COMPLETED)
	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.	Branch Code/FA #/Division:

Financial Advisor Telephone #:
Financial Advisors must reconcile the information
listed on this application with the client's account
records, including updating the client's net worth,	Financial Advisor E-mail Address:
objectives and any other relevant information.

III.	Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability section above, the client Investor Certificate and CAI, and, if applicable, the "Country Qualifications" appendix and any applicable supplement to the offering materials or set forth in the instructions on the UBS intranet.  In addition, it is critical that Financial Advisors review and understand the Rules of the Road ("ROTR"), with specific focus on alternative investments, for each country in which the Financial Advisor expects to conduct cross border business.  I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client and the Financial Advisor has reviewed, understands and has complied with the applicable ROTR.  I agree that, if the Financial Advisor assisted the client in completing any information that is required to be provided by the client in the Investor Application, based upon information known to me, that the Financial Advisor has done so pursuant to the client's authorization and direction solely based upon information that has been provided to the Financial Advisor by the client.

By signing below, if applicable, I have determined that (1) if the proposed investment is for an Access Person's (as defined in the Investment Adviser Code of Ethics) employee or employee-related account, my signature evidences my pre-approval of the trade and that (2) the Access Person's proposed investment:  (a) will not unfairly limit the ability of eligible clients of UBS Financial Services Inc. ("the Firm") to participate in the proposed investment and (b) does not present a material conflict with the interests of the Firm's clients or the Firm.

Print Name of Branch Manager:_______________________________________________

Branch Manager Signature:__________________________________________________	Date: (MUST BE COMPLETED)
If the above named account is a UBS Financial Services Inc. IRA, then the Branch Manager, as a result, also signs as the custodian of the IRA and accepts and agrees to this subscription.	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.

PLACEMENT FEE APPROVAL SECTION – THIS SECTION IS ONLY REQUIRED IF A REDUCED PLACEMENT FEE IS CHARGED

To be completed by Complex Director or Complex Admin Manager as Delegate (if necessary)

By signing below you have agreed and accepted the reduced placement fee above.

If you do not agree to the reduced placement fee, please inform the branch who is responsible for contacting AI Investor Service.  Call AI Investor Services (800) 580-2359 option #1 for questions.

Print Name of Complex Director:____________________________________________

Complex Director Signature:_______________________________________________	Date: (MUST BE COMPLETED)

STATEMENT OF ADDITIONAL INFORMATION

A&Q MULTI-STRATEGY FUND

677 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1428
toll-free (888) 793-8637

—————————
August 1, 2015
—————————

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of A&Q Multi-Strategy Fund (the "Fund"), dated August 1, 2015.  A copy of the Fund's Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF SHARES	19

TRUSTEES	19

CODE OF ETHICS	27

PROXY VOTING POLICIES AND PROCEDURES	27

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	29

CONFLICTS OF INTEREST	32

TAX ASPECTS	35

BROKERAGE	47

CALCULATION OF NET ASSET VALUE	47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	47

CUSTODIAN	48

FINANCIAL STATEMENTS	48

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of A&Q Multi-Strategy Fund (the "Fund"), as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus.  Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund's Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the "Shares"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding Shares" means the vote, at an annual or special meeting of shareholders duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.  The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•
Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.

•
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.  The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

•	Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include:  short sales, forward contracts, reverse repurchase agreements and when-issued or delayed delivery securities.  The Adviser, however, as discussed below under the captions "—Foreign Securities" and "—Special Investment Techniques," believes that it only will utilize forward currency exchange contracts, and perhaps put options and futures contracts, to attempt to hedge against foreign currency risks.  Additionally, as disclosed in the Fund's Prospectus, the Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Fixed-Income Securities

Some Investment Managers may invest in fixed-income securities.  The Investment Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies, and also may invest in these securities for defensive purposes and to maintain liquidity.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Funds may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value.  The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins.  Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

The Investment Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality.  Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Some Investment Managers may invest in mortgage-backed securities.  The investment characteristics of mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.  The adverse effects of prepayments may affect the Fund indirectly in two ways.  First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments.  Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund.  In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

Some Investment Managers may invest in securities that represent an interest in a pool of mortgages ("MBS") and credit card receivables or other types of loans ("ABS").  The collateralized mortgage obligation ("CMO") and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes ("tranches").  Interest only pass-through securities experience greater yield variability relative to changes in prepayments.  "Inverse floaters" experience greater variability of returns relative to changes in interest rates.  To the extent that an Investment Fund concentrates its investments in these or other "derivative" securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.  In addition, investments in subordinated MBS and ABS also involve greater credit risk of default than the senior classes of the issue or series.  Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans.  Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.  Such securities, therefore, possess some of the attributes typically associated with equity investments.

Some Investment Managers also may invest in structured notes, variable rate MBS and ABS (including adjustable-rate mortgage securities, which are backed by mortgages with variable rates) and certain classes of CMO derivatives (under which the rate of interest payable varies with a designated rate or index).  The value of these investments is tied closely to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices.  This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

The frequency with which prepayments (including voluntary prepayments by obligors, and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors.  Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.  Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS.  However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.  In general, "premium" securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and "discount" securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments.  Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

Some Investment Managers may invest in asset-backed securities, which use securitization techniques similar to mortgage-backed securities.  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Risks associated with asset-backed securities are largely similar to those of mortgage-backed securities; however, these securities may provide an Investment Fund (and, thus, the Fund) with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on such asset-backed securities.

Equity Securities

An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks and convertible securities.  Investment Managers may focus on investments within specific sectors, countries and/or regions.  Investment Managers also may invest in depositary receipts relating to foreign securities.  See "—Foreign Securities" below.  Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies.  The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter.  Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange.  Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Foreign Securities

Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.  Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation.  In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, Investment Funds and the Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the Prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

Some Investment Managers, and UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser" or "UBS HFS"), may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain foreign currency denominated portfolio securities irrespective of the underlying investment.  An Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective, and the Fund will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts, to hedge against foreign currency risks.  Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers and the Adviser for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates.  This technique would allow an Investment Manager or the Adviser to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of existing holdings of foreign securities.  There may be, however, imperfect correlation between the foreign securities holdings and the forward contracts entered into with respect to such holdings.  There can be no assurance that such hedging transactions, even if undertaken, will be effective.  The risks and techniques used to hedge against those risks are substantially the same as those described in respect of "—Foreign Securities" and "—Foreign Currency Transactions."

Forward contracts also may be used for non-hedging purposes by the Investment Funds, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's portfolio.  See "—Special Investment Techniques."

Foreign Currency Transactions

Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates.  Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Investment Funds and the Fund may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of an Investment Manager or the Adviser), nor provide a perfect hedge.  Unless an Investment Fund or the Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund or the Fund may realize could be eliminated as a result of adverse changes in exchange rates.  An Investment Manager also may engage in foreign currency transactions for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's or the Adviser's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund or the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager or the Adviser contracted to receive in the exchange. The Investment Manager's and the Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Distressed Securities

Some Investment Managers may invest in the securities of financially distressed companies ("distressed securities").  Investments in distressed securities involve substantial risks.  Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time.  In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer.  There is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.  In addition, judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal.  These securities may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available.  In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

Commodity-Related Securities

Commodities are assets that have tangible properties, such as oil, metals and agricultural products.  Historically, commodity investments have had a high correlation with changes in inflation and a low correlation to stock and bond returns.  Commodity-related securities provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.  Investment Funds may invest in commodity-related securities, such as swap agreements, commodity options, futures and options on futures, and structured notes, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

The production and marketing of commodities may be affected by actions and changes in governments.  In addition, commodity-related securities may be cyclical in nature.  During periods of economic or financial instability, commodity-related securities may be subject to broad price fluctuations, reflecting volatility of energy and basic material prices and possible instability of supply of various commodities.  Commodity-related securities also may experience greater price fluctuations than the relevant commodity.  In periods of rising commodity prices, such securities may rise at a faster rate; and conversely, in times of falling commodity prices, such securities may suffer a greater price decline.

Natural Resource Investments.  Natural resources historically have been subject to substantial price fluctuations over short periods of time.  Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes.  In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values.

Precious Metals.  Investment Funds may invest in securities related to precious metal bullion (including silver, platinum and palladium) that has no numismatic value, or related to coins derived from bullion that have no numismatic value.  The value of coins moves correspondingly with the price of bullion in that the value of coins is based primarily on their precious metal content.  Since such metals do not generate any investment income, the sole source of return from such underlying investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss.  Precious metals incur storage costs that are higher than the custody fees paid on financial assets.

Precious metals trading is a speculative activity.  Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various governments and countries.  Gold and other precious metals also are subject to governmental action for political reasons.  Markets, therefore, are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

Other Commodity Investments.  Investments in chemicals, agricultural products, food and other commodities are speculative and involve risks similar to those described above for natural resource investments and precious metals.

Exchange-Traded Funds

Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold short by an Investment Fund.  In general, an ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks or debt securities designed to track the performance of a particular index.  Certain ETFs, however, may not track a particular index but instead provide daily transparency to the composition of their portfolios.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments an Investment Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group.  These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Investment Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  Investment Managers may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund.  Reverse repurchase agreements are a form of leverage that also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge the Investment Funds' portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  Additionally, the Adviser may hedge against foreign currency risks through the use of derivatives, and believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Adviser may use are speculative and involve a high degree of risk, particularly when used by the Investment Managers for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments that derive their value, at least in part, from the performance of an underlying asset, currency, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager (or, with respect to currency hedges, the Adviser) invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Investment Fund's (or the Fund's) return or result in a loss.  The Fund also could experience losses if the Investment Manager's (or, with respect to currency hedges, the Adviser's) Derivatives were poorly correlated with its other investments, or if the Investment Manager (or the Adviser) were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Investment Managers (and, with respect to currency hedges, the Adviser) may invest in options and futures contracts.  Investment Managers also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Investment Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, it may be difficult to close out a position.  Over-the-counter options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options.  A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  A profit or loss will be realized if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers (and, when hedging foreign currency exposure, the Adviser) may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Funds and the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Investment Funds and the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds and the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Investment Managers may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Adviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Adviser's ability otherwise to invest those assets.

Call and Put Options on Securities Indexes.  Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate, and contract for difference swap agreements on behalf of the Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  Investment Managers may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps.  Forms of interest rate swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, an Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Contract for Difference Swaps.  In a contract for difference swap, the seller agrees to pay or to receive from the buyer the difference between the nominal value of an underlying instrument at the opening of the contract and the value of the instrument at the expiration of the contract, and the buyer pays periodic amounts on the notional amount of the capital employed by the seller, less the margin posted.  Contract for difference swaps permit investors to take long or short positions in an underlying instrument, which may be a single security, stock basket or index.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity that involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of an Investment Fund's investment.  In addition, if an Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Investment Fund may be adversely affected.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities that affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty.  The Investment Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the net assets of the Investment Fund.

Additional Risk—Sector Risk

Some Investment Funds may invest a substantial portion of their assets in securities of companies in particular sectors including financial services, technology, or health sciences-related companies, which presents certain risks that may not exist to the same degree as in other types of investments.  Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments.  Investment Managers who focus on investing in these sectors subject their Investment Funds to investment risk that is greater than if the Investment Funds were invested in a more diversified manner among various sectors.

Financial services companies are subject to extensive government regulation.  This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge.  These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans.  Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change.  The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

Industries throughout the science and technology fields include many smaller and less seasoned companies.  These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks.  Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  These companies also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated.  Certain of these companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Many health sciences and biotechnology companies are subject to substantial governmental regulations that can affect their prospects.  Changes in governmental policies may have a material effect on the demand for particular products and services.  Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced.  Many of these companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances.  The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies.  While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid.

Purchasing Initial Public Offerings

Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's Shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase involuntarily an investor's Shares at their then net asset value in accordance with the Trust Agreement and Section 23 of the Investment Company Act, and any applicable rules thereunder.

Tenders by the Adviser

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $1 million under the management of the Adviser or its affiliates, (ii) at the time of purchase has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million (excluding the value of the prospective shareholder's primary residence), or that otherwise meets the standard for a Qualified Investor, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" or "knowledgeable employee" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed shareholder certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

Subject to the provisions of the Trust Agreement and the requirements of the Investment Company Act, the business and affairs of the Fund shall be managed under the direction of the Board.  The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Trust Agreement.  Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an "interested person" (as defined in the Investment Company Act) of the Fund and not affiliated with the Adviser (the "Independent Trustees") shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the Investment Company Act and organized as a Delaware corporation who is not an "interested person" of such company.  The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund.  No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee's authority as delegated by the Board.  The Board may delegate (as may be permitted by the Trust Agreement, the Fund's By-Laws and the Delaware Statutory Trust Act) the management of the Fund's day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee (which consists of all of the Independent Trustees (as defined below)) holds regularly scheduled meetings and, as appropriate, the chair of the Audit Committee maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as presentations regarding operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Trustees be Independent Trustees.  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees.  Currently, three of the Fund's four Trustees are Independent Trustees.

The Independent Trustees exercised their informed business judgment to appoint Meyer Feldberg to serve as Chairman of the Board.  Mr. Feldberg is not affiliated with the Adviser, UBS Financial Services, Inc. ("UBS Financial Services") or their affiliates, but is treated as an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the funds advised by the Adviser may do business.  The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and without designating a lead Independent Trustee, and that a key factor for assuring they are in a position to do so is that all of the Trustees are independent of management and that three of the Fund's four Trustees are not interested persons of the Fund.  In addition, Independent Trustees have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  The Fund's Trustees, including its three Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  As a result, the Board has determined that its leadership structure, in which no individual Independent Trustee has been designated to lead all the Independent Trustees, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the fact that Mr. Feldberg effectively acts as an independent Chairman and lead Independent Trustee; (ii) the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (iii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iv) the Board's oversight role in management of the Fund; and (v) the Board's size and the cooperative working relationship among the Independent Trustees and among all Trustees.

Information About Each Trustee's Experience, Qualifications, Attributes or Skills

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
Virginia G. Breen (50) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Partner of Chelsea Partners (2011-present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
George W. Gowen (85) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Chief Investment Advisor, Segesta Advisors AG; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
INTERESTED TRUSTEE
Meyer Feldberg (73)3 c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	50	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (48) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS HFS since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS HFS.	N/A	N/A
Dylan Germishuys (45) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013
Head of Operations and Product Control of UBS HFS since 2004.  Prior to serving in this role, he was Financial Controller of O'Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank's Equities business from 1997 to 2003.
			N/A	N/A
Frank S. Pluchino (55) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations
Executive Director of UBS HFS since October 2010.  Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.
			N/A	N/A
____________________

1	The Fund commenced operations March 29, 2011.

2	As of March 31, 2015, of the 50 funds/portfolios in the complex, 42 were advised by an affiliate of UBS HFS and 8 comprised the registered alternative investment funds advised by UBS HFS.

3
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business.  Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses.  The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•
Virginia G. Breen – Ms. Breen has been a Partner of Chelsea Partners since 2011.  She was a General Partner, from 1995 to 2011, of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses.  From 2002 to 2011, Ms. Breen was a General Partner of Sienna Ventures, a venture capital firm that invests in information technology and service businesses.  Ms. Breen was a Vice-President of the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse First Boston), where she worked from 1988 to 1995.  She was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard.  Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

•
Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004.  Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004.  He is currently serving as a Senior Advisor at Morgan Stanley.  In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world.  Mr. Feldberg has had more than 30 years' experience in higher education.  Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989).  Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

•
George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups.  He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations.  Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia.

•
Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University.  He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University.  Mr. Penman is a Chief Investment Advisor at Segesta Advisors AG and serves on the Board of Advisors of Boston Harbor Investment Management, LLC, a registered investment adviser founded in November 2012.  Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley.  From 1990 to 1995, Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting.  He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics.  Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis.  He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences.  In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation.  He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review.  Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago.  In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days' prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, until such vacancy is filled, the remaining Trustees, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Trust Agreement.  The remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.  The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Trustees of the Fund.  Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (ii) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (iii) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.  The Audit Committee met twice during the fiscal year ended March 31, 2015.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The Nominating Committee did not meet during the fiscal year ended March 31, 2015.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Trustee within the Fund Complex, in each case as of December 31, 2014.  The Trustees are not required to contribute to the capital of the Fund or hold Shares in the Fund.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex

Virginia G. Breen	None	None

Meyer Feldberg	None	None

George W. Gowen	$50,001-$100,000	$50,001-$100,000

Stephen H. Penman	None	None

As of December 31, 2014, none of the Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Fiscal Year Ended March 31, 2015	Total Compensation from Fund and Fund Complex Paid to Trustees For the Fiscal Year Ended March 31, 2015

Virginia G. Breen	$16,000	$128,000 (8)*
Trustee

Meyer Feldberg**	$18,500	$213,821 (50)*
Chairman and Trustee

George W. Gowen	$15,250	$122,000 (8)*
Trustee

Stephen H. Penman	$17,500	$140,000 (8)*
Trustee

*
Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Trustees served as of March 31, 2015.  Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

**	Interested Trustee.

The Trustees will each be paid by the Fund an annual retainer of $8,250, per meeting fees of $1,250, and $750 in the case of telephonic meetings.  In addition, the Chairman of the Board and the Chairman of the Audit Committee each will receive an additional annual fee of $20,000, split equally among the registered alternative investment funds advised by UBS HFS, including the Fund.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Fund and the Adviser each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  The Distributor (as defined below) has not adopted such a code of ethics, as it does not have any employees who could be deemed to be "access persons," as such term is defined in the Investment Company Act.  The Fund's and the Adviser's codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds that have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and if the Fund holds voting interests in the Investment Fund, which it does not intend to do), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•
If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund's Board of Trustees and obtaining the consent from Fund's Board of Trustees before voting;

•	engaging another party on behalf of the Adviser's client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (203) 719-1428 or toll-free at (888) 793-8637, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 24, 2011 (the "Investment Advisory Agreement").  The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  The Adviser will perform its duties subject to any policies established by the Trustees.

The Adviser was formed as a Delaware limited liability company on March 16, 2004 and is a direct wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser's offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901, and the Adviser's telephone number is (888) 793-8637.

The Investment Advisory Agreement initially was approved by the Board, including each Independent Trustee, on February 24, 2011, and also was approved on such date by the then sole shareholder of the Fund.  The Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Advisory Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

During the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013, the Fund paid aggregate fees to the Adviser of $10,903,159, $7,963,094 and $4,397,115, respectively, pursuant to the Investment Advisory Agreement.

Portfolio Management

The Fund's portfolio managers (the "Portfolio Managers") manage multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser.  In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund.  A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation.  The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines.  Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers' compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund.  A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods.  The amount of a Portfolio Manager's discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser.  In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor.  These factors may include: the overall performance of the Adviser;  the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year;  contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues.  The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund's Portfolio Managers and approximate assets under management in those accounts as of March 31, 2015.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$851,844,437	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Americo Nardis	7(1)	$851,844,437	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Norman E. Sienko, Jr.	6(1)	$737,286,437	1(4)	$ 7,810,000	0	N/A
_______________

(1)	Of these accounts, 4 accounts with total assets of approximately $467,464,092 charge performance-based advisory fees.

(2)	Of these accounts, 37 accounts with total assets of approximately $9,442,773,054 charge performance-based advisory fees.

(3)	Of these accounts, 5 accounts with total assets of approximately $9,926,668,605 charge performance-based advisory fees.

(4)	The account does not charge performance-based advisory fees.

None of the Fund's Portfolio Managers beneficially owns any Shares.

CONFLICTS OF INTEREST

The Adviser and its affiliates are major participants in the equity, fixed-income, global currency, commodity, derivative and other markets.  As such, the Adviser and its affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Adviser and its affiliates used for other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Adviser may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser and its affiliates may give advice or take action with respect to any of their other clients that may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  The Adviser will, to the extent possible, allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management in accordance with its allocation policies and procedures.  The Adviser's investment decisions made on behalf of the Fund will be made independently of any investment decisions made on behalf of other clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser will have discretion in determining the Fund's level of participation with such Investment Managers.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder, or any other applicable laws, rules or regulations, may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser may place separate transactions for one or more Adviser Clients that may affect the value of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund.  Such situations may be based on, among other things:  (i) legal restrictions regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position, or even preventing the Fund from investing, in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

The Adviser and its affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial advisor to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser's relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, UBS AG and its affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of UBS AG and its affiliates (including the Adviser), and the activities or strategies used for accounts managed by UBS AG and its affiliates (including the Adviser) for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which UBS AG and its affiliates are investors or make a market.  The trading activities of UBS AG and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in UBS AG and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Investment Managers may purchase investments that are the subject of an underwriting or other distribution, by UBS AG and its affiliates.  An Investment Manager may invest, directly or indirectly, in the securities of companies affiliated with UBS AG and its affiliates or in which UBS AG and its affiliates has an equity or participation interest.  The purchase, holding and sale of such investments by an Investment Manager may enhance the profitability of UBS AG's or its affiliates' own investments in such companies.

UBS Financial Services (together with any other broker or dealer appointed by the Fund to act as distributor of its Shares, the "Distributor") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions, without special compensation from the Fund.  The Adviser or the Distributor intends to compensate the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased.  See "Plan of Distribution" in the Fund's Prospectus.

The Distributor or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy or demanding payment on a loan guarantee that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will "look through" to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While general cure provisions apart from those discussed above afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally computed on the basis of the one-year period ending on October 31st of such year), and (iii) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed below under the caption "—Fund Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its shareholders may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The Fund will inform its shareholders of the amount and character of its distributions to shareholders.

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Shares (but not below zero) and, to the extent in excess of your tax basis, will be treated as gain from the "sale or exchange" of your Shares, as discussed below.  Any such distributions that reduce the adjusted tax basis of your Shares represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Shares, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Shares or upon certain subsequent distributions in respect of such Shares.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

Similarly, as discussed below under the caption "Income from Repurchases and Transfers of Shares," if a repurchase of a shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares repurchased.  In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its shareholders, who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to our Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but is reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder's proportionate interest in the Fund or results in a "complete redemption" of the shareholder's Shares, in each case applying certain constructive ownership rules.

If the repurchase of a shareholder's Shares qualifies for sale or exchange treatment, the shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held, or are treated as having been held, by the shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held, or are treated as having been held, by the shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the shareholder for one year or less.  However, if the shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held (or is treated as having held) the repurchased Shares for six months or less, any loss realized by the shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of a shareholder's Shares does not qualify for sale or exchange treatment, the shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

If the Fund repurchases Shares that were purchased by you on or after January 1, 2012 ("Covered Shares"), the Fund generally will be required to report to the IRS and each shareholder the cost basis and holding period for the Covered Shares repurchased by the Fund.  The Fund has elected the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If a shareholder wishes to accept the ACSC method as its default cost basis calculation method in respect of Covered Shares in its account, the shareholder does not need to take any additional action.  If, however, a shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of Covered Shares in its account, the shareholder must contact BNY Mellon Investment Servicing (US) Inc., the Fund's administrator (the "Fund Administrator"), to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Fund Investments

Investments in Flow-Through Vehicles.  The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as "passive foreign investment companies" (each, a "PFIC").  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  A portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options), however, may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If an Investment Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.  Failure by a shareholder to furnish a certified TIN to the Fund could subject that shareholder to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in Shares if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("foreign shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the foreign shareholder), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "United States real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund's Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Income from Repurchases and Transfers of Shares," if a repurchase of a shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares repurchased.  If the repurchase qualifies as a sale or exchange, the shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a "United States real property holding corporation" (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund's Shares.  In the latter event, the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign investor to U.S. tax filing obligations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "—Backup Withholding" above.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance provisions of the HIRE Act, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution" (which term may include certain foreign shareholders and certain non-U.S. Investment Funds and investments) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, any Investment Fund, any investment and/or certain of the Fund's shareholders will not be subject to any of the above-described withholding taxes or that information will not be required to be reported to the IRS or any other person in respect of a shareholder's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and shareholders of the Fund will be required to waive the application of any non-U.S. laws that, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of any United States account in accordance with the applicable provisions of the HIRE Act, including under any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, shareholders will be required to obtain similar waivers from their direct and indirect owners).

The Treasury and the IRS have provided for a phased-in implementation of these provisions.  For example, while the above-described withholding obligations with respect to certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income are, as a generally matter, currently effective, the above-described withholding obligations with respect to gross proceeds from the sales or dispositions of property of a type that can produce U.S. source dividends and interest will not begin until January 1, 2017.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain Investment Funds and investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  It is possible that certain previously expired tax provisions could be legislatively extended or otherwise modified (possibly with retroactive effect).  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Investment Manager is directly responsible for the execution of portfolio transactions and the allocation of brokerage for its Investment Funds.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Investment Funds may not necessarily pay the lowest available commissions or mark-ups or mark-downs on each securities transaction.

The Fund did not pay brokerage commissions during the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The net asset value of the Fund and the net asset value per Share generally will be calculated by the Fund Administrator as of the end of each calendar month in accordance with the valuation principles set forth in the Prospectus or as may be determined from time to time pursuant to policies established by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

The Bank of New York Mellon (the "Custodian") serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is One Wall Street, New York, New York 10286.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended March 31, 2015 follow.

A&Q MULTI-STRATEGY FUND
(formerly O'Connor Fund of Funds: Multi-Strategy)
Financial Statements
with Report of Independent Registered Public Accounting Firm

Year Ended
March 31, 2015

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for
A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

A&Q MULTI-STRATEGY FUND
(formerly O'Connor Fund of Funds: Multi-Strategy)
Financial Statements
with Report of Independent Registered Public Accounting Firm

Year Ended
March 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
A&Q Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of A&Q Multi-Strategy Fund (the "Fund", formerly "O'Connor Fund of Funds: Multi-Strategy"), including the schedule of portfolio investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from March 29, 2011 to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2015, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Multi-Strategy Fund at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Statement of Assets and Liabilities

March 31, 2015

ASSETS

Investments in Investment Funds, at fair value (cost $587,231,089)	$679,863,722
Cash	1,473,193
Receivable from Investment Funds	44,538,487
Advanced subscriptions in Investment Funds	40,000,000
Other assets	227,324

Total Assets	766,102,726

LIABILITIES

Shareholders' redemptions payable	33,034,459
Loan payable	19,000,000
Subscriptions received in advance	8,401,889
Management Fee payable	1,766,988
Incentive Fee payable	869,841
Professional fees payable	235,710
Administration fee payable	117,809
Tax compliance fees payable	75,000
Custody fee payable	6,839
Loan interest payable	852
Other liabilities	118,553

Total Liabilities	63,627,940

Net Assets	$702,474,786

NET ASSETS

Represented by:
Paid in capital	$662,750,663
Accumulated net realized gain/(loss) from investments in Investment Funds	(13,000,788)
Accumulated net investment loss	(39,907,722)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	92,632,633

Net Assets	$702,474,786

Net asset value per Share (based on 658,554.507 Shares outstanding)	$1,066.69

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Statement of Operations

Year Ended March 31, 2015

EXPENSES

Management Fee	$10,058,757
Incentive Fee	1,677,373
Professional fees	990,274
Administration fee	670,601
Loan commitment fees	329,428
Tax compliance fees	300,000
Trustees' fees	66,599
Loan interest	25,716
Custody fee	9,544
Printing, insurance and other expenses	402,643

Total Expenses	14,530,935

Net Investment Loss	(14,530,935)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	12,769,435
Net change in unrealized appreciation/depreciation on investments in Investment Funds	33,631,586

Net Realized and Unrealized Gain/(Loss) from Investments	46,401,021

Net Increase in Net Assets Derived from Operations	$31,870,086

The accompanying notes are an integral part of these financial statements

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Statements of Changes in Net Assets

Years Ended March 31, 2014 and 2015

Net Assets at April 1, 2013	$341,797,718

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(10,380,516)
Net realized gain/(loss) from investments in Investment Funds	14,417,077
Net change in unrealized appreciation/depreciation on investments in Investment Funds	28,586,597
Net Increase in Net Assets Derived from Operations	32,623,158

DISTRIBUTIONS TO SHAREHOLDERS (See Note 3d)	(16,091,073)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders' subscriptions of 203,996.005 Shares	213,032,511
Reinvestment of distributions of 14,573.000 Shares	15,170,662
Shareholders' redemptions of 24,709.836 Shares	(25,659,149)
Net Increase in Net Assets Derived from Capital Transactions	202,544,024
Net Assets at March 31, 2014	$560,873,827

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(14,530,935)
Net realized gain/(loss) from investments in Investment Funds	12,769,435
Net change in unrealized appreciation/depreciation on investments in Investment Funds	33,631,586
Net Increase in Net Assets Derived from Operations	31,870,086

DISTRIBUTIONS TO SHAREHOLDERS (See Note 3d)	(24,927,664)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders' subscriptions of 163,562.382 Shares	173,217,034
Reinvestment of distributions of 22,559.710 Shares	23,518,092
Shareholders' redemptions of 58,436.070 Shares	(62,076,589)
Net Increase in Net Assets Derived from Capital Transactions	134,658,537
Net Assets at March 31, 2015	$702,474,786
Accumulated net investment loss - March 31, 2014	$(22,696,715)
Accumulated net investment loss - March 31, 2015	$(39,907,722)

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Statement of Cash Flows

Year Ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$31,870,086
Adjustments to reconcile net increase in net assets derived from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(301,762,174)
Proceeds from disposition of investments in Investment Funds	149,783,611
Net realized (gain)/loss from investments in Investment Funds	(12,769,435)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(33,631,586)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	28,000,000
Receivable from Investment Funds	(12,668,366)
Other assets	5,987
Increase (decrease) in liabilities:
Administration fee payable	28,520
Custody fee payable	4,274
Incentive Fee payable	(213,967)
Loan interest payable	852
Management Fee payable	1,046,938
Professional fees payable	22,349
Trustees' fees payable	(2,250)
Other liabilities	(47,411)
Net cash used in operating activities	(150,332,572)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders' subscriptions, including change in subscriptions received in advance	157,763,246
Distributions paid	(1,409,572)
Payments on shareholders' redemptions, including change in shareholders' redemptions payable	(32,242,567)
Proceeds from loan	35,000,000
Principal payment on loan	(16,000,000)
Net cash provided by financing activities	143,111,107

Net decrease in cash	(7,221,465)
Cash-beginning of year	8,694,658
Cash-end of year	$1,473,193

Supplemental disclosure of cash flow information:
Interest paid	$24,864

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated.  An individual shareholder's ratios and returns may vary from the below based on the timing of capital transactions.

	Years Ended March 31,					Period from March 29, 2011 (Commencement of Operations)
	2015	2014	2013	2012		to March 31, 2011
Per Share operating performance
Net asset value per Share, beginning	$1,056.52	$1,014.21	$955.33	$999.88		$1,000.00
Gain/(Loss) from investment operations:
Net investment loss a	(23.50)	(25.32)	(24.09)	(25.92)		(0.12)
Net realized and unrealized gain (loss) from investments	71.59	103.44	85.80	(6.85	) b	0.00
Total gain/(loss) from investment operations	48.09	78.12	61.71	(32.77)		(0.12)
Distributions to shareholders	(37.92)	(35.81)	(2.83)	(11.78)		0.00
Net asset value per Share, ending	$1,066.69	$1,056.52	$1,014.21	$955.33		$999.88

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets c, d	(2.20%)	(2.41%)	(2.46%)	(2.69%)		(1.50	%) e
Ratio of total expenses to average net assets after Incentive Fee c, d, f	2.20%	2.41%	2.46%	2.69%		1.50	% e
Portfolio turnover rate	24.22%	73.85%	43.11%	13.73%		0.00%
Total return after Incentive Fee g, h	4.64%	7.76%	6.47%	(3.26%)		(0.01%)
Net assets	$702,474,786	$560,873,827	$341,797,718	$221,431,365		$55,089,821

a	Calculated based on the average Shares outstanding during the period.

b
In addition to net realized and unrealized gains on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

c	Ratios to average net assets are calculated based on the average net asset value per Share for the period.

d	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

e	Annualized, except for Incentive Fee where applicable.

f
The ratios of total expenses to average net assets before Incentive Fee were 1.94%, 2.01%, 2.15%, 2.69% and 1.50% for the years ended March 31, 2015, 2014, 2013 and 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively.   For the years ended March 31, 2015, 2014 and 2013, there were no reimbursements of expenses.  For the year ended March 31, 2012, the Adviser was reimbursed expenses totaling $31,619 which represented 0.02% of the average net assets.  For the period from March 29, 2011 (commencement of operations) to March 31, 2011, there were no reimbursements of expenses.

g
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan.  The total return does not reflect any sales charges. Total return for periods less than a full year are not annualized.

h
The total returns before Incentive Fee were 4.89%, 8.18%, 6.77%, (3.26)% and (0.01)% for the years ended March 31, 2015, 2014, 2013, 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)

Notes to Financial Statements

March 31, 2015

1.           Organization

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy) (the "Fund") was formed as a statutory trust under the laws of Delaware on February 7, 2011 and commenced operations on March 29, 2011.  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.  The Fund is commonly referred to as a fund of funds.  Its investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that UBS A&Q (as defined below) believes will produce attractive returns over time.  By diversifying the approach by which the Fund's assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Subject to the provisions of the Fund's Agreement and Declaration of Trust, as amended and restated from time to time (the "Declaration"), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund's Board of Trustees (the "Board," with an individual member referred to as a "Trustee").  The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration.  Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an "interested person" of such company.  The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund.  No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee's authority as delegated by the Board.  The Board may delegate (as may be permitted by the Declaration, the Fund's By-Laws and the Delaware Statutory Trust Act) the management of the Fund's day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS A&Q (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Alternative and Quantitative Investments LLC ("UBS A&Q" or the "Adviser"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.   The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the 1940 Act.

Shares of beneficial interest ("Shares") may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.  The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter.  During the year ended March 31, 2015, 58,436.070 Shares were repurchased.

Effective May 1, 2014, the Fund changed its name to A&Q Multi-Strategy Fund, which had no impact on the operations of the Fund.

2.           New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board ("FASB") issued Codification Accounting Standards Update No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07").  ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value ("NAV") per share practical expedient.  ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and for interim periods within those fiscal years. Early adoption is permitted.  The adoption of ASU 2015-07 is currently being assessed by the Adviser of the Fund.

3.           Significant Accounting Policies

a.           Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles ("GAAP"), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund's investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value.  In evaluating the level at which the fair value measurement of the Fund's investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.  The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem in full within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund's liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.  The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund's NAV to be Level 2.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities).  GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly.  In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities.  Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided.  Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund's line items in the Statement of Assets and Liabilities.  The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2015.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents.  The Fund had no unfunded capital commitments as of March 31, 2015.  The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both.  The Investment Funds in the credit/income strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Credit/Income	60 – 93 days	71%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring multiple redemption periods ranging from 4 - 8 periods.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied.  The Investment Funds in the equity hedged strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Equity Hedged	45 – 90 days	21%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring multiple redemption periods ranging from 3 - 4 periods.

The Investment Funds in the multi-strategy strategy invest in both long and short, equity and debt strategies that are primarily in US based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments.  The Investment Funds in the multi-strategy strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Multi- Strategy	30 - 90 days	87%
*	The Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	The Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 4-10 redemption periods.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading).  The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives.  The Investment Funds in the other strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets or in liquidation *
Other	N/A	N/A	100%
*	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The Investment Funds in the relative value strategy, a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples.  The Investment Funds in the relative value strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate**
Relative Value	30 – 90 days	26%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager's view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both.  The Investment Funds in the trading strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate **
Trading	15 – 60 days	24%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 12 redemption periods.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

The NAV of the Fund is determined by the Fund's administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.  The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate.  The Adviser has adopted procedures pursuant to Accounting Standards Codification 820, Fair Value Measurements in which the Fund values its investments in Investment Funds at fair value.  Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds' investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds' investment managers are based on the fair value of the Investment Funds' underlying investments in accordance with the policies established by the Investment Funds.  Because of the inherent uncertainty of valuation, the value of the Fund's investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available.  See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds' management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized.  Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed.  These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund's proportionate share exceeded 5% of the Fund's net assets at March 31, 2015.

The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.           Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption.  Interest income and expenses are recorded on the accrual basis.
c.           Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's NAV; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board.  Expenses are recorded on the accrual basis.

d.           Income Taxes

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end.  Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2014.

The Fund will file U.S. federal income and applicable state tax returns.  The Adviser will analyze the Fund's tax positions and will determine if a tax provision for federal or state income tax is required in the Fund's financial statements.  The Fund's federal and state income tax returns for all open tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.  The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  For the year ended March 31, 2015, the Fund did not incur any interest or penalties.  The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between accumulated net investment loss, accumulated net realized loss from investments and paid-in capital reported on the Fund's Statement of Assets and Liabilities as of March 31, 2015. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund's investments which do not affect net assets or NAV per Share values.

Accumulated	Accumulated
Net Investment	Net Realized	Paid in
Loss	Loss	Capital
$6,700,671	$(6,749,086)	$48,415

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2015 was $10,971,591 of ordinary income and $13,956,073 of long-term capital gains.  The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2014 was $11,817,794 of ordinary income and $4,273,279 of long-term capital gains.

The tax basis of distributable earnings as of September 30, 2014 (the Fund's most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed		Net Unrealized
Ordinary	Undistributed	Appreciation/
Income	Capital Gains	(Depreciation)
$1,889,541	$7,011,968	$32,213,140

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds.  The aggregate tax cost of investments at March 31, 2015 is $626,762,682.  Investment net tax basis unrealized appreciation was $53,101,040, consisting of $56,356,843 unrealized appreciation and $3,255,803 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund's Statement of Assets and Liabilities as of March 31, 2015, relates to cumulative differences between tax and GAAP financial statement reporting requirements on the portfolio investments.

e.           Cash

Cash consists of monies held at The Bank of New York Mellon (the "Custodian").  Such cash, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.           Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.           Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  In consideration for all such services, the Fund will pay the Adviser a fee (the "Management Fee"), computed and payable monthly, at an annual rate of 1.50% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as described below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the "Incentive Fee") on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a "high water mark" calculation.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.  The Incentive Fee for the year ended March 31, 2015 and year ended March 31, 2014 was $1,677,373 and $1,717,008, respectively.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds (generally approximating 20% of net profits).

The Adviser voluntarily entered into an expense limitation agreement with the Fund for a three-year term that expired, by its terms, on February 28, 2014 (the "Limitation Period") to limit the amount of Specified Expenses (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" was defined to include all expenses incurred in the business of the Fund, provided that the following expenses were excluded from the definition of Specified Expenses: (i) the Management Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser).  To the extent that Specified Expenses for any month exceeded the Expense Cap, the Adviser reimbursed the Fund for expenses to the extent necessary to eliminate such excess.  To the extent that the Adviser paid or bore Specified Expenses, it was permitted to receive reimbursement for any expense amounts previously paid or borne by it, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurred after the termination of the Limitation Period, provided that the Specified Expenses had fallen to a level below the Expense Cap and the reimbursement amount did not raise the level of Specified Expenses in the month the reimbursement was made to a level that exceeded the Expense Cap.

As of February 28, 2014, the Specified Expenses remained below the Expense Cap and no expense reimbursements were owed by the Fund to the Adviser.  Further, no expense amounts previously paid or borne by the Adviser are being carried forward; all expense reimbursements owed to the Adviser have been paid.

Each Trustee of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended.  The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000.  These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS A&Q.  All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

5.           Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund.  BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates.  Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

6.           Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares.  The Fund has registered $731,624,378 of Shares for sale under its Registration Statement (File No. 333-182705).  The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the "Distributor").  The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2015 are summarized as follows:

Outstanding Shares April 1, 2014	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2015	NAV Per Share
530,868.485	163,562.382	22,559.710	(58,436.070)	658,554.507	$1,066.69

7.           Loan Payable

The Fund, along with several other funds advised by UBS A&Q, is party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which will terminate on July 16, 2015 unless extended (the "Credit Agreement").  Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $92,000,000 for temporary investment purposes and to meet requests for tenders.  Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the "Interest Rate"), or at 2% over the Interest Rate during an event of default.  There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized.

For the year ended March 31, 2015, the Fund's average interest rate paid on borrowings was 1.60% per annum and the average borrowings outstanding was $1,608,333.  The Fund had $19,000,000 in borrowings outstanding at March 31, 2015.  Interest expense for the year ended March 31, 2015 was $25,716, of which $852 was payable at March 31, 2015.

8.           Investments

As of March 31, 2015, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2015 amounted to $301,762,174 and $149,783,611, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 3.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 33.33% of net profits earned.  One or more Investment Funds have entered into a side pocket arrangement.  Detailed information about the Investment Funds' portfolios is not available.  Please see the Schedule of Portfolio Investments for further information.

9.           Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage.  The Fund's risk of loss in these Investment Funds is limited to the fair value of these investments.

10.           Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties.  Future events could occur that lead to the execution of these provisions against the Fund.  Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

11.           Subsequent Events

Subsequent to March 31, 2015, the Fund received subscriptions of $9,474,300 on May 1, 2015 and paid shareholders' redemptions payable of $33,034,459.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

A&Q Multi-Strategy Fund (formerly O'Connor Fund of Funds: Multi-Strategy)
Schedule of Portfolio Investments

March 31, 2015

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income
Aeolus Property Catastrophe Fund II, L.P.	Global	$16,066,765	$20,946,699	$—	$—	$20,946,699	2.98%	6/1/2013	Custom Dates	6/30/2015		(b)
Caspian Select Credit International, Ltd.	US/Canada	19,084,721	18,972,806	—	—	18,972,806	2.70	4/1/2014	Quarterly	3/31/2015	(c)	$4,743,202
Credit Suisse Securitized Products Fund, Ltd.	US/Canada	38,000,000	43,682,165	—	—	43,682,165	6.22	11/1/2013	Quarterly	3/31/2015	(c)	$10,920,541
Farmstead Offshore Fund, Ltd.	US/Canada	20,000,000	18,736,641	—	—	18,736,641	2.67	9/1/2014	Quarterly	9/30/2015	(c)	$4,684,160
Global Credit Advisers, LLC	US/Canada	12,500,000	14,752,199	—	14,752,199	—	2.10	4/1/2011	Quarterly	3/31/2015		$14,752,199
Magnetar Constellation Fund, Ltd.	US/Canada	3,633,820	4,748,589	—	—	4,748,589	0.67	4/1/2011	Quarterly	3/31/2015	(d)	$679,769
Credit/Income Subtotal		109,285,306	121,839,099	—	14,752,199	107,086,900	17.34

Equity Hedged
Altai Capital Partners Offshore, Ltd.	US/Canada	7,000,000	7,078,400	—	—	7,078,400	1.01	3/1/2015	Quarterly	3/31/2015	(c)	$1,769,600
Glenview Institutional Partners, L.P.	US/Canada	13,600,000	23,702,148	—	23,702,148	—	3.37	4/1/2011	Quarterly	3/31/2015		$23,702,148
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	9,600,000	22,610,615	—	22,610,615	—	3.22	4/1/2011	Quarterly	3/31/2015		$22,610,615
PSquared US Feeder Fund, LP	Europe including UK	13,380,000	13,290,078	—	13,290,078	—	1.89	5/1/2014	Monthly	3/31/2015		$13,290,078

Shellback Offshore Fund, Ltd.	US/Canada	25,000,000	29,532,759	—	29,532,759	—	4.20	2/1/2014	Quarterly	3/31/2015		$29,532,759
Soroban Cayman Fund Ltd	US/Canada	7,000,000	13,809,252	—	—	13,809,252	1.97	4/1/2011	Quarterly	3/31/2015	(c)	$3,452,313
Tiger Eye Fund, Ltd.	Global	25,000,000	28,591,905	—	28,591,905	—	4.07	11/1/2013	Monthly	3/31/2015		$28,591,905
Tremblant Partners, Ltd.	US/Canada	12,984,151	13,962,681	—	13,962,681	—	1.99	8/1/2013	Monthly	3/31/2015		$13,962,681
Turiya Fund LP	Developed Asia including Japan	8,745,000	14,954,846	—	—	14,954,846	2.13	4/1/2011	Quarterly	3/31/2015	(e)	$4,984,949

Equity Hedged Subtotal		122,309,151	167,532,684	—	131,690,186	35,842,498	23.85

Multi-Strategy
Citadel Kensington Global Strategies Fund, Ltd.	Global	38,040,000	42,766,646	—	—	42,766,646	6.09	9/1/2014	Quarterly	3/31/2015	(f)	$4,276,665
Millennium International Ltd.	Global	46,750,000	60,751,640	—	—	60,751,640	8.65	4/1/2011	Quarterly	3/31/2015	(c)	$14,415,080
York European Opportunities Unit Trust	Europe including UK	15,000,000	15,096,223	—	15,096,223	—	2.15	7/1/2014	Quarterly	3/31/2015		$15,096,223

Multi-Strategy Subtotal		99,790,000	118,614,509	—	15,096,223	103,518,286	16.89

Other
D.E. Shaw Terrella Fund, L.P.	Global	165,733	194,064	—	—	194,064	0.03	1/1/2013	N/A	N/A	(g)	N/A
West Face Long Term Opportunities (USA) LP - Designated Investments	US/Canada	127,340	64,834	—	—	64,834	0.01	4/1/2011	N/A	N/A	(g)	N/A
Other Subtotal		293,073	258,898	—	—	258,898	0.04

Relative Value
A.R.T. International Investors (BVI) Ltd.	Global	$35,000,000	$35,363,431	$—	$—	$35,363,431	5.03%	2/1/2015	Quarterly	3/31/2016		$35,363,431
Field Street Partners, LP	Global	24,218,994	28,343,225	—	28,343,225	—	4.04	4/1/2011	Monthly	3/31/2015		$28,343,225
Linden Investors LP	Global	29,000,000	30,913,348	—	—	30,913,348	4.40	4/1/2014	Quarterly	3/31/2015	(c)	$7,728,337
Providence MBS Fund, LP	US/Canada	24,600,000	24,114,362	—	24,114,362	—	3.43	4/1/2011	Quarterly	3/31/2015		$24,114,362
Symmetry International Fund, Ltd.	US/Japan/Europe	17,000,000	18,098,703	—	—	18,098,703	2.58	1/1/2015	Quarterly	12/31/2015	(c)	$4,524,676
TIG Arbitrage Enhanced, L.P.	US/Canada	18,040,000	17,841,466	—	17,841,466	—	2.54	10/1/2014	Monthly	3/31/2015		$17,841,466
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	Global	31,601,227	36,904,871	—	36,904,871	—	5.25	8/1/2012	Monthly	3/31/2015		$36,904,871
Relative Value Subtotal		179,460,221	191,579,406	—	107,203,924	84,375,482	27.27

Trading
Citadel Global Fixed Income Fund, Ltd.	Global	20,093,338	19,049,409	—	—	19,049,409	2.71	8/1/2013	Monthly	3/31/2015	(h)	$1,587,451
CMDTY Offshore Fund, Ltd.	Global	14,000,000	14,534,887	—	—	14,534,887	2.07	1/1/2015	Monthly	12/31/2015		$14,534,887
Graticule Asia Macro Fund, Ltd (formerly Fortress Asia Macro Fund, Ltd.)	Developed Asia including Japan	22,000,000	24,631,466	—	24,631,466	—	3.50	5/1/2013	Quarterly	3/31/2015		$24,631,466
Two Sigma Absolute Return Macro Enhanced Cayman Fund, Ltd.	Global	20,000,000	21,823,364	—	21,823,364	—	3.11	7/1/2014	Monthly	3/31/2015		$21,823,364
Trading Subtotal		76,093,338	80,039,126	—	46,454,830	33,584,296	11.39

Total		$587,231,089	$679,863,722	$—	$315,197,362	$364,666,360	96.78%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)
Generally, the contract/position is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle.

(c)	The Investment Fund is subject to an investor level gate of 25%.
(d)	The Investment Fund is subject to an investor level gate of 12.5%.
(e)	The Investment Fund is subject to an investor level gate of 33.33%.
(f)	The Investment Fund is subject to an investor level gate of 10%.
(g)	All of the Fund's interests in the Investment Fund are held in side pockets or in liquidation which have restricted liquidity.
(h)	The Investment Fund is subject to an investor level gate of 8.33% with a quarterly limit of 25% without paying a fee.

Complete information about the Investment Funds' underlying investments is not readily available.

The Fund's valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund's investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund's NAV. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund's NAV. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment.  Included in Level 3 as of March 31, 2015 is $61,517,398 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date.  Further liquidity information is contained in the Schedule of Portfolio Investments.  There were no transfers between Level 1 and Level 2 during the year ended March 31, 2015.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of March 31, 2014	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3**	Balance as of March 31, 2015
Credit/Income*	$65,741,817	$1,305,695	$5,152,716	$54,520,000	$(14,238,481)	$–	$(5,394,847)	$107,086,900
Equity Hedged*	60,906,468	1,628,455	7,323,789	7,000,000	(11,483,455)	–	(29,532,759)	35,842,498
Multi-Strategy	42,322,707	–	12,155,579	49,040,000	–	–	–	103,518,286
Other*	1,899,141	262,648	(346,215)	12,174	(1,568,850)	–	–	258,898
Relative Value	12,127,971	–	3,294,134	81,000,000	–	–	(12,046,623)	84,375,482
Trading	29,368,879	53,339	(1,837,922)	14,000,000	(8,000,000)	–	–	33,584,296
Total	$212,366,983	$3,250,137	$25,742,081	$205,572,174	$(35,290,786)	$–	$(46,974,229)	$364,666,360

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2015 is $24,554,144 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*
The beginning balances for Credit/Income, Equity Hedged and Other have been updated from their March 31, 2014 balances due to the reclassification of categories of Investment Funds from Credit/Income to Other in the amount of $1,774,664 and Equity Hedged to Other in the amount of $124,477. The change was effective on April 1, 2014.

**
The transfers out of Level 3 investments in the amount of $46,974,229 are due to the expiration of a lock on the ability to redeem the investments within 90 days without incurring an early redemption penalty.

The preceding notes are an integral part of these financial statements.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2015 is set forth below.  The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC ("UBS A&Q") at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
George W. Gowen (85) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (50) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Partner of Chelsea Partners (2011-present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED TRUSTEE
Meyer Feldberg (73)3 c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	51	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013
Head of Operations and Product Control of UBS A&Q since 2004.  Prior to serving in this role, he was Financial Controller of O'Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank's Equities business from 1997 to 2003.
			N/A	N/A
Frank S. Pluchino (55) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations
Executive Director of UBS A&Q since October 2010.  Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.
			N/A	N/A

_________________

1	The Fund commenced operations on March 29, 2011.

2	As of March 31, 2015, of the 51 funds/portfolios in the complex, 43 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

3
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business.  Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund's Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC's website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS ("FORM N-Q")
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge, on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the audited financial statements for the year ended March 31, 2015 is accurate and complete.

/s/ Dylan Germishuys
Dylan Germishuys
Principal of UBS Alternative and Quantitative Investments LLC,
the Commodity Pool Operator of
A&Q MULTI-STRATEGY FUND
(formerly O'Connor Fund of Funds: Multi-Strategy)